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                                                                    EXHIBIT 10.5

                              Dated 4th August 2004

                               ADVENTURE TWO S.A.

                                       to

                                CORNER BANCA S.A.

                FIRST PREFERRED MARSHALL ISLANDS VESSEL MORTGAGE

                               M/V "FREE DESTINY"

                                OFFICIAL NO. 2077

                                        1
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THIS FIRST PREFERRED MORTGAGE is made this 4th day of August 2004 by ADVENTURE
TWO S.A., a corporation incorporated under the laws of the Republic of the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (hereinafter called the "Shipowner") in favour of CORNER BANCA S.A. a company organized and existing under the laws of the Republic of Switzerland with an address at Via Canova 16, Lugano, Switzerland (hereinafter called the "Mortgagee")

WHEREAS

A) The Borrower is the absolute owner of motor vessel "Free Destiny" presently flying under the Flag of the Marshall Islands, hereinafter called "the Vessel", described as below:

      IDENTIFICATION OF THE VESSEL

      Name                                  "FREE DESTINY"

      Flag                                  Marshall Islands

      Built on                              1982

      IMO/Official Number                   No. 8128157 /2077

      Gross tonnage                         16282 tons

      Net tonnage                            9377 tons

      Class notation                        Lloyds Register, +100 Al + LMC UMS

B) By a loan agreement dated May 21st 2004 (the "Loan Agreement") - a copy of which is attached hereto as Exhibit 1 and made an integral part hereof - made between the Mortgagee and the Shipowner, the Mortgagee agreed to advance to the Shipowner a Loan in the maximum amount of Five Million United States Dollars, (USD 5,000,000) (hereinafter "the Loan"). Word and expressions shall, unless the contract otherwise requires, have the same meaning ascribed to them in the Loan Agreement.

C) To secure the repayment of the Loan and interest thereon and the performance and observance of all the agreements, covenants and provisions contained therein, this mortgage and in the Security Documents, the Shipowner has duly authorized the execution and delivery of this First Preferred Mortgage.

      NOW THEREFORE, in consideration of the promises and in order to secure the repayment of the Loan and interest thereon in accordance with its terms:

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      1     THE SHIPOWNER, in accordance with the provision of Section 302 of the Marshall Islands Maritime Act, 1990 as amended, and otherwise comply with satisfy all the requirements and formalities established by the said Maritime Act and any other pertinent legislation of the Republic of the Marshall Islands to perfect this Mortgage as a valid and enforceable First and Preferred lien upon the Vessel and to furnish to the Mortgagee from time to time such proofs as the Mortgagee may reasonably request for its satisfaction with respect to Owner's compliance with the provisions of this sub-clause, hereby Executes and Constitutes a First Preferred Naval Mortgage on the whole of the Vessel in favor of the Mortgagee TOGETHER WITH all the engines, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, fittings and equipment and all other appurtenances to the Vessel thereunto appartaining or belonging whether now owned or hereafter acquired whether on board or not and all additions improvements and replacements hereafter made in or to the Vessel or any part thereof or in or to her equipment and appurtenances aforesaid (excepting only such equipment placed on the Vessel which under the terms of any charterparty relating thereto does not become the property of the Shipowner) TO HAVE AND TO HOLD ALL AND SINGULAR the above mortgaged and described property unto the Mortgagee for its own use and benefit forever upon the terms herein set forth for the enforcement of the repayment of the Loan and interest thereon, and to secure the performance and observance of and compliance with the covenants terms and conditions in the Loan Agreement, this Mortgage and the other Security Documents contained expressed or implied PROVIDED HOWEVER and the condition of these presents in such that if the Shipowner its successors or assigns shall have repaid the Loan ad interest thereon in accordance with its provisions and shall have performed observed and complied with all the covenants terms and conditions in the Loan Agreement, this Mortgage and the other Security Documents contained expressed or implied to be performed observed or complied with these presents and the rights hereunder shall cease terminate and be void but shall otherwise remain in full force and effect.

      2 THE SHIPOWNER for itself, its successors and assignee HEREBY COVENANTS AND AGREES with the Mortgagee and its respective successors and assignee that the Vessel and all the appurtenances thereto appertaining or belonging and all improvements and replacements hereafter made in or to the Vessel or any part thereof are to be held by the Mortgagee subject to the covenants conditions provisions terms and uses hereinafter set forth.

      3 THE SHIPOWNER HEREBY COVENANTS AND AGREES with the Mortgagee at all times to perform and observe ALL AND SINGULAR the covenants, conditions and agreements in the Loan Agreement, this Mortgage and the Security Documents contained expressed or implied.

      4 THE SHIPOWNER at its own expense when and so long as this Mortgage shall be outstanding covenants as follows:

            (i) to insure the Vessel and keep the Vessel insured in the Shipowner's name in United States Dollars (or such other currency as the Mortgagee and in such amount and upon such terms as shall from time to time be required

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                  or approved in writing by the mortgagee and in particular but without prejudice to the generality of the foregoing

                  (a) the insurance's shall be placed through such brokers and/or with such insurance offices companies underwriters war risks and protection and indemnity associations or clubs in the United States or the United Kingdom or in such other country and under such policies as shall be approved in writing by the Mortgagee such consent not to be unreasonably withheld and given promptly

                  (b) the Vessel shall be insured and kept insured in the Shipowner's name against marine risks including all risks customarily and usually covered by prudent shipowners under policies containg the ordinary conditions applicable to similar vessels including collision clause and cover against risks of civil commotion

                  (c) the Vessel shall be insured and kept insured in the Shipowner's name against war risks (including risks of mines) and any other risk excepted by the "Free of Capture and Seizure" clause in marine policies of insurance

                  (d) if required by the Mortgagee the Shipowner shall insure and kept insured the Vessel in the Shipowner's name for an amount to be approved by the Mortgage against excess risks that is to say the proportion of claims for general average and salvage charges and under the running-down clause not recoverable in consequence of the value at which the Vessel is assessed for the purpose of such claims exceeding the insured value

                  (e) the Vessel shall be entered and kept entered in the Shipowner's name for its full value and tonnage in a protection and indemnity association in respect of such matters or risks as are not covered by the ordinary conditions of normal risks policies port risks insurances may be taken out thereon by the Shipowner under the forms of port risks policies approved by the Mortgagee

            (ii) to give notice forthwith of any assignment of insurances to the relevant brokers, insurance, officers, companies, underwriters, war risks and protection and indemnity associations or clubs in such form as may be approved by the Mortgagee

            (iii) to execute and deliver all such documents and do all such things as may be necessary to confer upon the Mortgagee a legal tide to the insurances and procure that the interests of the Mortgagee is at all times endorsed or noted upon all slips, cover notes, policies, certificates of entry or other instruments issued in connection with the Policies and procure
                  (i) that the following loss payable clause shall be endorsed upon both the hull machinery and equipment and war risks policies:

                  " It is noted that by an Assignment in writing dated August____2004 the Shipowner, Adventure Two SA, Majuro, Marshall Islands has assigned

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                  absolutely to Corner Banca SA of Switzerland, all the
                  Shipowner's interests in this Policy and all benefits hereof including all claims of whatsoever nature hereunder. Claims hereunder payable in respect of an actual or constructive or agreed or arranged or compromised total loss or requisition for title or other compulsory requisition of the Vessel and claims hereunder payable in respect of a mayor casualty that is to say any casualty in respect whereof the claim or the aggregate of the claim exceeds Five Hundred thousand United States Dollars (USD500'000.--) shall be payable to the Mortgagee. Subject thereto all other claims, unless and until the Underwriters have received notice from the Mortgagee of a default under the Mortgage in which event all claims under this Policy of Insurance shall be payable direct to the Mortgagee, shall be released directly for the repair salvage or other charges involved or to the Shipowner as reimbursement if they have fully repaired the damage and paid all of the salvage or other charges"

                  AND (ii) that the following loss payable clause shall be endorsed upon the protection and indemnity certificate of entry:

                  1 It is noted that Corner Banca S.A. are interested as first mortgagee in the subject matter of this insurance up to the amount recorded under Clause 24 of the Mortgage.,

                  2 Claims hereunder for all losses shall be paid direct to the Shipowner unless and until the first Mortgagee shall have given notice in writing that the Shipowner's are in default under the First Preferred Naval Mortgage on the Vessel whereafter such claims shall be payable to the Mortgagee up to the amount recorded under Clause 24 of the Mortgage

            (iv) to procure that the relevant brokers and any protection and indemnity association in which the Vessel may from time to time be entered undertake:

                  (a) to hold to the order of the Mortgagee the originals of all policies contracts binders insurance slips cover notes and certificates of entry whatsoever relating to the Vessel and deliver certified copies thereof to the Mortgagee on request and

                  (b)   to advise the Mortgagee promptly:

                        1 if any insurance office, company underwriter, association or club cancels any of insurance,

                        2 of any variation in the terms of any of the insurances or any default in the payment of any premium call or contribution or failure to renew any of the insurances at least Fourteen (14) days before the expiry thereof and

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                  (c)   not to assert any lien in respect of unpaid premiums
                        except insofar as such premiums relate only to the insurances in respect of the Vessel and not to any other Vessels.

           (v) Punctually to pay all premiums calls contributions or other sums payable in respect of the Policies and each of them and to produce all relevant receipts when so required by the Mortgagee,

           (vi) to renew each of the insurances at least Fourteen (14) days before the expire thereof and procure that the relevant brokers shall promptly confirm in writing to the Morgagee as and when each such renewal is effected,

           (vii) to arrange for the execution of such guarantees as may from time to time be required by any protection and indemnity or war risks association,

           (viii) to procure that each of the insurances shall contain or be accompanied by a waiver as against the Mortgagee of any and all premium for which the Mortgagee might otherwise be or become liable as a named assured loss payee or otherwise and shall provide for duplicates of all notices given by the insurers to the Shipowner to be sent at the same time to the Mortgagee,

           (ix) to furnish the Mortgagee from time to time on request with full information about all insurances maintained on the Vessel and names of the offices companies underwriters associations or clubs with which such insurance is placed,

           (x) to furnish the Mortgagee at such intervals as the Mortgagee shall specify with a detailed report signed by an independent firm of marine insurance brokers appointed by the Shipowner and approved by the Mortgagee detailing the insurances maintained on the Vessel and stating the opinion of such firm as the adequacy thereof

           (xi) promptly to furnish the Mortgagee with full information regarding any casualties or other accidents or damage to the Vessel involving an amount in excess of USD500'000.-- or the equivalent in any other currency and give the Mortgagee short details regarding any causalities or other accidents or damage to the Vessel involving an amount of less than USD500'000.-- or the equivalent in any other currency

           (xii) not to agree to any material variation in the terms of any one or more of the insurances without prior written approval of the Mortgagee nor to do any act or voluntarily suffer or permit any act to be done whereby any insurance shall or may be invalid void avoidable suspended defeated or unforceable and not to suffer or permit the Vessel to engage in any voyage or to carry any cargo not permitted under any one or more of the insurances without first giving written notice to the Mortgagee obtaining the consent of the insurers concerned and complying with such requirements as to payment of extra premium or otherwise as insurers

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                  may impose and as may be approved by the Mortgagee such
                  approval not to be unreasonably withheld and be given promptly

           (xiii) not without the prior written consent of the Mortgagee to settle compromise or abandon any claim in respect of one or more of the insurances other than a claim of less than USD500'000.-- arising out of a total loss of the Vessel

           (xiv) to apply or procure the appliance of all such sums receivable in respect of the insurances as are paid to the Shipowner or in accordance with the Shipowner's instructions for the purpose of making good the lose and fully repairing all damage in respect whereof the insurance moneys shall have been received

           (xv) that in the event of the Shipowner failing to insure or maintain insured the Vessel or in entering and keeping the Vessel entered in a protection and indemnity and/or war risks association as hereinbefore provided the Mortgagee may (but shall not be bound to) insure the Vessel or enter the Vessel in such manner and to such extent as the Mortgagee in its discretion thinks fit and in such case the cost of all such insurances and entries together with the premiums calls and contributions payable in respect thereof with interest thereon at the rate calculated in accordance with the above mentioned LOAN AGREEMENT shall be paid on demand by the Shipowner to the Mortgagee and shall be added to amounts secured by this Mortgage,

           (xvi) to do all such things whatsoever and prepare execute and deliver all such documents whatsoever to enable the Mortgagee to collect and recover any moneys which may become due in respect of the insurances and for that purpose (but without limitation) to permit the Mortgagee if necessary to sue in the name of the Shipowner.

      5 THE SHIPOWNER HEREBY COVENANTS AND AGREES with the Mortgagee as follows:

            (a) At all time to carry on board the Vessel a duly certified copy of this Mortgage (which shall form a part of the Vessel's documents) and to cause the same to be shown to any person having business with the Vessel which might create or imply any commitment or encumbrance whatsoever on the Vessel and to place and maintain in a conspicuous place in the navigation room and in the cabin of the master of the Vessel a printed notice in the following form:

                  "NOTICE OF MORTGAGE"

                  This vessel is mortgaged by a First Preferred Mortgage to Corner Banca S.A., pursuant to the provisions of Chapter 3 of the Marshall Islands Maritime Act of 1990 as amended. Under the terms of the said Mortgage, neither the Shipowner, nor any charterer or the master of this Vessel has any power, right or authority whatever to create, incur or permit to be

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                  (i)   to put and keep the Vessel her equipment and machinery
                        at all times in a state of good running order and repair, so that the Vessel shall be so far due diligence can make her so tight staunch strong and well and sufficiently tackled appareled furnished equipped and in every respect seaworthy and in good operating condition and to put and keep the Vessel in such a condition as will entitle her to the highest classification and rating for vessels of the same age and type with Lloyds Classification Society of like standing and to make her strictly comply with the requirements of any laws regulations or requirements for the time being of the Republic of the Marshall Islands or the maritime authorities thereof or of the Vessel's Classification Society and of any country province colony or dependency where the Vessel may operate or trade and to procure that all repairs to or replacements of any damaged worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel

                  (ii) to furnish the Mortgagee on request with a statement by Lloyds Register or such other classification society as is acceptable to the Mortgagee that such classification is maintained and to furnish the Mortgagee from time to time and upon demand with all such documents as the Mortgagee may require concerning the classification of the Vessel,

                  (iii) not to make or permit to be made any substantial change in structure type or speed of the vessel or any change in her rig without first receiving written approval thereof from the Mortgagee,

                  (iv) to submit the Vessel regularly to such periodical or other surveys as may be required for classification purpose and if so required to supply to the Mortgagee copies of all surveys or reports issued in respect thereof,

            (f)   (i)   to permit the Mortgagee and such other persons
                        appointed by it to board the Vessel to have full and complete access to the Vessel to view the state and condition thereof and her cargo and papers, to ascertain whether the Vessel is being properly repaired and maintained. In the event deficiencies are found which evidence the failure in keeping her in such good state or repair and in such working order and condition as mentioned in sub clause (d) of this Clause 5 (without prejudice however to any of the Mortgagee's rights under this Mortgage) to effect such repairs as shall in its reasonable opinion be necessary and the Shipowner will on demand repay to the Mortgagee every sum of money expended for the above purpose with interest as hereinafter mentioned,

                  (ii) to deliver to the Mortgagee on demand copies of any and all documents relating to the Vessel her employment position and engagements particulars of all towages and salvages and copies of

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                        all charters and other contracts for her employment or
                        otherwise howsoever concerning her

            (g)   (i)   to pay and discharge or cause to be paid and discharged
                        when due and payable from time to time all debts damages and liabilities whatsoever which may have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel and all taxes assessments governmental charges fines and penalties legally imposed on the Vessel or any income therefrom,

                  (ii) except the Mortgage constituted pursuant hereto not to create or suffer to be continued any lien other than a lien for crews wages encumbrances security interest or charge on the Vessel or any income therefrom and in due course and in any event within Fifteen (15) days after the same becomes due and payable to pay or cause to be discharged or make adequate provision for the payment or discharge of all claims or demands which if not paid or discharged might in admiralty in equity or at law or pursuant to any statute in any jurisdiction to which the Vessel may at time be subject have equality with priority to or preference over the lien of this Mortgage and to cause the Vessel to be released or discharged from such lien encumbrance security interest or charge,

            (h) promptly to furnish the Mortgagee from time to time and at any time with copies of all such accounts financial statements reports and such other financial information concerning the Shipowner as the Mortgagee may reasonably request

            (i) promptly to notify the Mortgagee thereof by telex confirmed by letter addressed to the Mortgagee at its address aforesaid or such other address as the Mortgagee may from time to time direct in writing to the Shipowner in the event of the Vessel being arrested or detained by any court or tribunal or by any government or other authority or in the event of any accident bottomry average salvage any assistance by third persons or any loss of classification in respect of the Vessel or if the Vessel is subject to any legal proceedings for a sum higher than USD500'000.-- or the equivalent from time to time in any other currency

            (j) to deliver at least forty eight (48) hours prior notice in writing to the Mortgagee of any intention to put the Vessel into the possession of any person for the purpose of work being done upon her in an amount exceeding or which might exceed USD500'000.-- or the equivalent in any other currency and concurrently to notify such person that the prior written consent of the Mortgagee is pre-requisite to the commencement of such work

            (k) whilst moneys remain outstanding under this Mortgage not to sell or otherwise dispose of the Vessel or any shares therein, mortgage, charge, pledge, transfer, abandon or hypothecate the Vessel or any freight or hire moneys thereof to any person or company, nor to suffer the creation of any such sale disposal mortgage, charge, pledge, transfer, abandonment or hypothecation of the Vessel nor do or permit any act or thing whereby the Vessel shall or may lose her existence or due registration as a Marshall Islands ship without the prior written consent of the Mortgagee as aforesaid to any sale mortgage or transfer and any such sale, mortgage or transfer of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates

            (l) not to cause or permit the Vessel to be operated or employed in any manner contrary to International Law or to any applicable law including but without limitation the laws of Switzerland and the Republic of the Marshall Islands nor to violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, capture, detention, destruction nor to abandon the Vessel in a foreign port nor to do or suffer or permit to be done anything which can or may injuriously affect the registration or enrollment of the Vessel under the laws and regulations of the Republic of the Marshall Islands and at all times to keep the Vessel duly documented thereunder

            (m)   (i)   during hostilities (whether or not a state of war shall
                        have been formally declared) between any two or more nations or in which the United Nations Organization may be involved or during any civil war not to employ or permit the Vessel to be employed in any manner in carrying any goods that shall or may be declared to be contraband of war unless prior to such employment special war risks policies effected with such underwriters as the Mortgagee may approve and in all respects to the satisfaction of the Mortgagee shall have been effected signed and delivered to the Mortgagee

                  (ii) not without the prior written approval of the Mortgagee upon such terms as the Mortgagee may require with particular reference to war risks insurance to enter areas of hostility or threatened hostility

            (n)   not to employ the Vessel:

                  (i) on demise charter without the prior written consent of the Mortgagee which consent shall not be unreasonably withheld provided that such consent may be withheld unless the demise charterer agrees on terms satisfactory to the Mortgagee to subordinate its rights under the demise charter to her rights of the Mortgagee, hereunder or

                  (ii) on time charter for any period without the prior written consent of the Mortgagee or

                  (iii) at a rate below the market rate prevailing at the time when the Vessel is fixed or on terms whereby more than Two (2) months hire is payable in advance without the written consent of the Mortgagee

            (o) at all times retain a copy of this Mortgage and of any assignment of this Mortgage by the Mortgagee (if requested by any assignee) certified by the appropriate authorities of the Republic of the Marshall Islands and by any other relevant authorities with the Vessel's papers on board the Vessel and any other certificates or other documents required by law and to cause each such certified copy and master for the time being of the Vessel and to be exhibited on demand to any persons having business with the Vessel or to any representative of the Mortgagee,

            (p) promptly on demand by the Mortgagee to use its best endeavors to assist the Mortgagee in or in connection with the due execution and recording of this Mortgage and protection and enforcement of the Mortgagee's security and in connection with any act matter or thing reasonably or properly made done or executed or to be made done or executed by the Mortgagee its agents or servants in about the matters described in this Mortgage.

      6 PROVIDED the Shipowner fully repays the Loan together with interest, costs and expenses pertaining thereto, fulfils all its obligations under the Security Documents, the Mortgagee undertakes to discharge the Mortgage on the Vessel, upon the request of the Shipowner. All costs and expenses incurred in respect of the discharge of the Mortgage will be borne by the Shipowner.

      7 THE MORTGAGEE shall without prejudice to its other rights and powers hereunder be entitled (but not bound) at any time and as often as may be necessary to take any such action and make all such expenditure as it may in its sole and absolute discretion think necessary or desirable for the purpose of preserving maintaining and /or protecting the security created by this mortgage and each and every expense for liability so incurred by the Mortgagee in or about the preservation maintenance and/or protection of the security (including but without limitation expense or liability incurred in the maintenance of any insurance in respect of the Vessel the discharge of any liens taxes dues assessments governmental charges fines and penalties lawfully imposed in respect thereof repairs and/or surveys effected thereon and in all such other matters for which the Shipowner is responsible under the terms hereof but falls to provide including any legal fees in connection therewith) shall be repayable to the Mortgagee by the Shipowner on demand together with interest thereon at the Default Rate from the date whereon such expense or liability was incurred by the Mortgagee until the date of judgment or payment. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional indebtedness due from the Shipowner secured by this Mortgage. The Mortgagee though privileged so to do shall be under no obligation to the Shipowner to take any such action to make expenditure or to incur any such liability as aforesaid nor shall the taking making or incurring thereof relieve the Shipowner of any default in that respect.

      8 IN CASE any one or more of the following events herein termed "Events of Default" shall happen

            (a)   the Shipowner fails to pay:

                  (i) on the due date any amount of principal or interest, or any portion thereof, which may be payable under the Loan Agreement, or

                  (ii) within five (5) business days of the due date of any other amount or five (5) business days from the date of demand any amount not payable on a fixed date, which may be payable by the owner under the Loan Agreement or this Mortgage,

            (b) the Shipowner fails to comply with any provision of the Loan Agreement or this Mortgage and such failure continues unremedied for a period of fourteen (14) business days commencing from the date on which notice of such failure is provided by the Mortgagee to the Shipowner, unless the Loan Agreement or this Mortgage provides otherwise,

            (c) the country of the flag of the Vessel, or any country in which the Vessel may be registered (whether it may be the country in which the Vessel may have a dual registration under bare boat charter) becomes involved in hostilities whether war be declared or not or in civil war or in the event of occupation of such country by any other power in such country by unconstitutional means unless arrangements satisfactory to the Mortgagee have been made for the registration of the Vessel in another jurisdiction or

            (d) anything is done or suffered or omitted to be done by the Shipowner which in the reasonable opinion of the Mortgagee imperils the security created by this Mortgage, or

            (e) any event occurs which would entitle any subsequent mortgagee to enforce its mortgage over the Vessel.

      Then and in each and every such case the Mortgagee shall have the right to

      (i) without notice or further demand, as and when it may see fit, to put into force and exercise all the powers possessed by it as the Mortgagee of the Vessel pursuant to Chapter 3 of the Marshall Islands Act 1990 as amended and in particular but without limitation

            (a)   to take possession of the Vessel

            (b) to require that all contracts and other records relating to the Policies (including details of and correspondence concerning outstanding claims) be forthwith delivered to such brokers as the Mortgagee may nominate

            (c) to collect recover compromise and give a good discharge for all claims then outstanding or thereafter arising under any one or more of the Policies and to take over or institute all such proceedings in connection therewith as the Mortgagee in its absolute discretion thinks fit and to permit the brokers through whom collection or recovery is effected to charge and retain the usual brokerage therefor

            (d) to discharge compound release or compromise claims against the Shipowner in respect of the Vessel which have given or may give rise to any charge or lien on the Vessel or which are or may be enforceable by proceedings against the Vessel

            (e) to sell the Vessel or any share therein with prior notice to the Shipowner as provided for in the law with or without the benefit of any charterparty or other subsisting contract for the employment of the Vessel by public auction or private contract at any place in the world with or without advertisement for cash or on credit and upon such terms as the Mortgagee in its absolute discretion may determinate with power to postpone any such sale and without being answerable for any loss occasioned by such sale or resulting from postponement thereof

            (f) pending the sale of the Vessel to manage, insure, maintain and repair the Vessel and to hold, lay-up, lease, employ, charter,operate or otherwise use the Vessel in such manner and for such period as the Mortgagee in its absolute discretion deems expedient, accounting only for the net profits after deducting operating costs and debit service (if any) of such use and for such purpose. For the purposes aforesaid the Mortgagee shall be entitled to do all acts and things whatsoever incidental or conductive thereto including entering into arrangements and contracts of whatsoever nature in respect of the Vessel, her insurance,management, maintenance, repair, classification and employment and generally to do and cause to be done all such acts and things whatsoever and to make all such arrangements whatsoever in respect of the Vessel or the working of the same in all respects as if the Mortgagee, as the owner of the Vessel and without being responsible for any loss and damage thereby incurred

            (g) to recover from the Shipowner on demand any loss whatsoever which may be incurred by the Mortgagee in or about or in connection with the exercise of the powers vested in the Mortgagee under sub-clause (f) above with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee until the date of full payment both before and after judgment

            (h) to recover from the Shipowner on demand all expenses, payments and disbursements whatsoever incurred by the Mortgagee in or about or in connection with the exercise by it of any of the powers aforesaid together with interest thereon at the Default Rate

      PROVIDED ALWAYS that any sale of the Vessel by the Mortgagee pursuant to sub-clause (i) (e) above shall operate to divest all the legal and beneficial interest whatsoever of the Shipowner in the Vessel and shall bar the Shipowner its successors and assignees and all persons claiming by through or under them. No purchaser shall be bound to enquire whether the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor. Upon any such public sale by the Mortgagee pursuant to sub-clause (i) (e) above the Mortgagee may bid for the purchase of the Vessel and set-off the purchase price against all sums whatsoever due to it under and by virtue of this Mortgage provided that such purchase price shall not be less than the price offered by any bona fide third party

      9 FROM and after the occurrence of an Event of Default all moneys received by the Mortgagee in respect of:

            (i)   sale of the Vessel or any share therein

            (ii)  recovery under and by virtue of the insurances of the Vessel

            (iii) any and all moneys paid by any governmental authority as compensation in the event of the requisition of the Vessel for title or other compulsory acquisition of the Vessel by such governmental authority (otherwise than requisition for hire)

            (iv)  the freight hire or other earnings of the Vessel

            shall be applied in accordance with the Loan Agreement

      10    (a)   EACH and every power and remedy conferred on the Mortgagee hereunder shall be cumulative and in addition to every other power and remedy now or hereafter existing at law in equity in admiralty or by statute. Each and every other power and remedy may be exercised from time to time and as often and in such order may be deemed expedient by the Mortgagee. The exercise or the beginning of the exercise of any power or remedy shall not be construed to be waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right of power or in the pursuance of any remedy shall impair any such right power or remedy or be construed to be a waiver of any default on the part of the Shipowner or to be acquiescence therein

            (b) The Mortgagee may from time to time and at any time waive unconditionally or on such terms and conditions as may seem expedient any of the covenants conditions and obligations on the part of the Shipowner contained herein or any breach therefor by the Shipowner. Every such waiver or other indulgence granted to the Shipowner by the Mortgagee shall be deemed to have been made without prejudice to its rights and powers as Mortgagee of the Vessel hereunder or otherwise howsoever which shall at all times thereafter remain exercisable whenever the Mortgagee shall think fit and as if such waiver had not been made and shall not otherwise alter or affect the obligations of the Shipowner hereunder

      11 IT IS declared and agreed that the security created by this Mortgage shall be held by the Mortgagee as a continuing security for the repayment of the Loan and payment of interest thereon and of all other moneys expressed to be secured by this Mortgage and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the said debt and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now held or hereafter taken by the Mortgagee for all or any part of the moneys hereby secured or by any variation in the terms or termination of any such security

      12 THE MORTGAGEE shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretion vested in it hereunder in such manner upon such terms and conditions (including the power to sub-delegate) and such persons as the Mortgagee in its absolute discretion may think fit

      13 THE MORTGAGEE and every receiver attorney manager agent or other person appointed by the Mortgagee hereunder shall be entitled to be indemnified out of the security created hereby in respect of all claims costs liabilities obligations and expenses whatsoever incurred by any one or more of them in relation to or in connection with the Vessel and the execution of any powers authorities or discretion vested in any one or more of them hereunder

      14 THE SHIPOWNER hereby irrevocably appoints the Mortgagee and its attorneys as its true and lawful attorney with full power to act alone and with full power of substitution until the due discharge of this Mortgage in accordance with the laws of the Republic of the Marshall Islands for the purpose of doing in its name any and all acts whatsoever which the Shipowner itself could do in connection with the property hereby mortgaged including but without limitation:

            (a) Doing all further acts required by the Mortgagee under clause 5 (d) (ii) hereunder including executing, sealing, delivering and registering all documents required thereunder

            (b)   Applying for receiving and taking possession of the Vessel

            (c) Making any transfer of the Vessel provided for herein including the execution, sealing, and delivery of any covenant assignment or other instrument of transfer or further document required to complete perfect or validate the same. The Shipowner hereby ratifies and confirms that its said attorneys shall lawfully do by virtue hereof PROVIDED THAT save in case of the aforesaid powers shall not be exercisable by or on behalf of the Mortgagee until an Event of Default has occurred but the exercise of such powers by the Mortgagee shall not put any person dealing with the Mortgagee upon any enquiry as to whether an Event of Default has occurred nor shall such person be in any way affected by notice to the contrary and exercise by the Mortgagee of this power in all circumstances shall be conclusive evidence of its right to exercise the same

      15    (a)   ALL demands, notices or other communications required to be given under this Deed of Mortgage shall be in writing and may be given or sent and delivered as follows:

                  - to the Shipowner, in the attention of the President/Director of the Shipowner, Mr. George D Gourdornichalis, and Mr I. Varouxakis and Mr. E. Gourdormichalis c/o Free Ships S.A., 93 Akti Miaouli, 18538 Piraeus, Greece

                  - to the Mortgagee, to Corner Banca SA, Via Canova 16, P.O. 2835, 6901 Lugano, Switzerland,,

                  or to such other address or addresses as the Shipowner may from time to time notify the Mortgagee in writing, (or as may be indicated from time to time in the Mortgagee's applicable "General Conditions") and shall be deemed to have been received by the Shipowner on the date of dispatch if sent by cable or telex and five (5) days after having been posted if sent by post

            (b) For service of legal process the Shipowner appoints the Process Agent or such other person or persons as the Shipowner may with the prior approval of the Mortgagee appoint in their place as its agent and agrees to consider any legal process or demand or notice being made or served on the said agent as binding upon the Shipowner

      16 A certificate submitted by the Mortgagee to the Public Registry Office of the Marshall Islands as to the amount due or to become due from the Shipowner to the Mortgagee under this Mortgage shall in the absence of manifest error be conclusive and binding on the Shipowner for all purposes

      17    (a)   The obligations on the part of the Shipowner contained herein shall bind the Shipowner and its successors and permitted assignees and the rights of the Mortgagee shall inure to the benefit of its successors and assigns whether so expressed or not

            (b) The Shipowner hereby undertakes to cooperate fully and to execute all such documents as are necessary for the purpose of ensuring that any assignee of the Mortgagee receives the full benefit of all the rights of the Mortgagee and the covenants of the Shipowner hereunder

      18 THE SHIPOWNER hereby agrees that any legal action or proceedings arising out of or in connection with this Mortgage may be brought in the courts of any state wherein the Vessel may for the time be found and hereby submits itself to each and every such jurisdiction. Such submission shall not limit the right of the Mortgagee to commence any proceeding whatsoever relating to or in connection with this Mortgage in whatsoever jurisdiction it shall deem fit

      19 ANY provision hereof prohibited by or unlawful or unforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without modifying the remaining provisions of this Mortgage. Where however the provisions of any such applicable law may be waived they are hereby waived by the Shipowner and the Mortgagee to the full extent permitted by law with the object that this Mortgage shall be deemed to be a valid binding agreement enforceable in accordance with its terms

      20 THIS Mortgage may be executed in any number of counterparts each of which shall be an original but such counterparts shall together constitute but one and the same instrument

      21 THE English text of this Mortgage is the authentic text and in the event of any differences arising on translation, recourse shall be held to the English text.

      22 THE provisions of this Mortgage and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Republic of the Marshall Islands.

      23    EXCHANGE RATE INDEMNITY

            23.01 ANY payment or payments made to or for the account of the
                  Mortgagee in connection with this Mortgage or any of the other Security Documents in a currency (the currency in which the relevant payment is made being hereinafter referred to as the "Relevant Currency") other than the currency in which such payment or payments should be made pursuant to the terms hereof (such currency being herein called the "Agreed Currency") pursuant to a judgment or other order of a court or tribunal of any jurisdiction or any enforcement proceedings in connection with this Mortgage or any of the other Security Documents shall only constitute a discharge to the Shipowner to the extent of the amount of the Agreed Currency which the Mortgagee is able at the most favorable rate reasonably available to it for the purchase of such Agreed Currency with the relevant Currency at or about 11 a.m., on the date or dates of receipt by the Mortgagee of such payments in the relevant Currency (or, in the case of any such date which is not an Exchange Business Day), to purchase in London or such other foreign exchange market as the Mortgagee may select with the amount or amounts of the Relevant Currency so received by the Mortgagee on such date or dates. If:

                  (i) the amount of the Agreed Currency which Mortgagee is so able to purchase at the rate aforesaid falls short of the amount of the Agreed Currency due under this Mortgage or any of the other Security Documents, or

                  (ii) any condition imposed in relation to the conversion of any amount paid in the Relevant Currency into the Agreed Currency including, without prejudice to the generality thereof, any condition imposed by any authority exercising powers under any applicable exchange control legislation reduces the amount in the Agreed Currency which the Mortgagee receives for the amount of such payment in the Relevant Currency below that amount which it would have received if such condition had not been imposed;

                  the Shipowner shall indemnify and hold the Mortgagee harmless against any loss damage costs and/or expenses arising as a result. For the purpose of this Clause, "Exchange Business Day" means a day on which the relevant office of the Mortgagee is open for business and on which the foreign exchange market in London or such other foreign exchange market as the Mortgagee may select is open for dealings between the Relevant Currency and the Agreed Currency.

            23.02 The above indemnity shall constitute a separate and
                  independent obligation from the other obligations contained in this Mortgage and/or any of the Security Documents, shall give rise to a separate and independent cause of action and shall apply irrespective of any indulgence granted by the Mortgagee from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due under this Mortgage and/or under any of the other Security Documents and/or under any such judgment or order.

      24    RECORDATION

      For the purposes of recording this First Mortgage as required under
      Section 302 of the Marshall Islands Maritime Act, 1990, as amended, the total amount is United States Dollars five million (US$ 5,000,000.00) and interest thereon, fees, commission, expenses, and performance of mortgage covenants.

      The date of maturity shall be February 2008.

      -     The Discharge amount is the same of the total amount.

      25 IN THE EVENT that there is any conflict between the terms and conditions of the Loan Agreement and this Mortgage, the terms and conditions of the Loan Agreement shall prevail.

IN WITNESS WHEREOF Adventure Two S.A., Majuro, Marshall Islands, has caused this First Preferred Mortgage to be executed by its duly authorised signatory on the day and year first above written.

For and on behalf of
ADVENTURE TWO S.A.

/s/ George D. Gourdomichalis
-----------------------------------------
George D. Gourdomichalis
Director/Attorney in Fact

ACKNOWLEDGEMENT
---------------
CITY OF PIRAEUS        )
                        :ss.
HELLENIC REPUBLIC      )

      On this 4th day of August 2004, before me personally appeared George D. Gourdomichalis, to me known, who being by me duly sworn deposes and says that he resides at 93, Akti Miaouli street, 185 38 Piraeus, Greece, that he is duly authorised attorney-in-fact of ADVENTURE TWO S.A., the corporation described in and which executed the foregoing instrument and that he signed his name thereto pursuant to authority granted to him by the Board of Directors of said corporation.

                                      /s/ Capt. J. E. Giannopoulos
                                      ------------------------------------------
                                      Marshall Islands Special Agent (or Notary)

                                                       Capt. J. E. Giannopoulos
                                                            Special Agent

                              Date: 21st May 2004

                                Shipping Company

                                ADVENTURE TWO SA
                            -----------------------
                                  As Borrower

                                    - and -

                            The Financial Institution

                                 CORNER BANCA SA
                            -----------------------
                                   As Lenders

                                 MV FREE DESTINY

                            -----------------------
                            LOAN FACILITY AGREEMENT
                            -----------------------

This loan agreement is made the 21st day of May 2004 between:

ADVENTURE TWO S.A., a company having its registered office at Majuro, Marshall Islands, incorporated under the laws of the Republic of The Marshall Islands, hereinafter called "the Borrower" and

Corner Banca SA, a banking corporation incorporated and existing under the laws of Switzerland, acting through its office at Via Canova 16, 6900 Lugano, Switzerland, hereinafter called "the Lender".

WHEREAS

A) The Borrower has requested the Lender to make available a loan facility of United States Dollars Five Million (USD 5'000'000.--), hereinafter called the "Loan", to be used by the Borrower for the purpose of partially financing the purchase price of m/v "M TRADER" of GRT 16'282, NRT 9'377, length 184.61 metres, breadth 22.97 metres, built in 1982, having IMO Nr.8128157, presently registered in the Ownership of Karmaton Finance, Bahamas the "Sellers", which will be purchased by the Borrower according to the terms and conditions of a Memorandum of Agreement dated 30th March 2004, hereinafter called the "M.O.A.", and will be registered in the Ownership of the Borrower under the Flag of Marshall Islands , Port of Registry Majuro under the name of "FREE DESTINY".

B) the Lender agrees under the terms and conditions set forth hereinafter to make the Loan available to the Borrower.

      On the drawdown date, the Borrower shall pay to the Lender USD 25'000.-- by way of front-end fee.

NOW THIS LOAN AGREEMENT WITNESSETH as follows:

In consideration of the Loan granted by the Lender to the Borrower, the Borrower hereby covenants with the Lender that:

The Borrower will repay the loan in 14 (fourteen) quarterly instalments as follows:

No. 8 (eight) quarterly instalments of USD 425'000. --each (the first subsequently, starting 3 months after the drawdown and the last, 24 months after the drawdown date subsequently, no. 6 (six) quarterly instalments of USD 266'667.--(the first after 27 months of the drawdown date and the last after 42 months of the drawdown date.

C)    The Borrower has the right to make extraordinary repayments:

      i) for any portion of the loan in multiples of USD 100'000.--starting from the settlement of the 5th instalment with 10 days notice.

      ii) for the totality of the loan, with 10 banking days notice. In such a case will be applied the 1% breakage commission on the outstanding loan amount and shall be immediately paid by the Borrower to the Lender.

            Those extraordinary repayment shall take place on a interest date (the meaning of "interest rate" will be hereunder clarified) only except in the case of Sale of the vessel.

D) The Borrower will pay to the Lender interest on the Loan, to be adjusted every 3 months, on Libor rate fixed at 12 a.m (London time), plus a 1,75% margin, the "Interest Rate".

      Interests is to be paid quarterly in arrears, on June 30th, September 30th, December 31st, March 31st , with the first payment becoming due on the 30th day of June 2004. Postal, telegraphic, telephonic expenses, taxes dues and stamp duties to be borne by the Borrower. The interest rate will be set, for the first time on the day of drawdown of the loan.

      Interest shall be calculated on the basis of a three hundred and sixty
      (360) days year and the actual number of days elapsed.

      LIBOR as previously stated, means the arithmetic (rounded up to the nearest one sixteenth of a percent) of the rates at which the Bank was being offered by prime banks Dollars deposits in an amount equal to the amount of the Loan in the London Inter Bank Market at or about 11.00 a.m. (London Time) two Business Days before the commencement of an Interest Period.

a) Interest Period: the Borrower shall pay interest on the Loan in respect of each period of three (3) calendar months (the "interest Period") on the last day of such interest Period (the "Interest Date"). The first Interest Period shall commence on the drawdown Date and shall end three months later.

      Successively the Borrower shall pay interest on the Loan in respect of each period of three (3) calendar months (the "Interest Period") on the last day of such Interest Period (the "Interest Date")

      If any Interest Date should fall on a day which is not a banking day of the relevant month, that Interest Date shall be postponed to the next succeeding day which is a banking day .

      As used herein the term "banking day" shall mean a day on which banks are open for business in such place at which any act is to be made under this Agreement, as determinated by the "Association Cambiste International" of Paris.

b) In the event of default by the Borrower in the payment on the due date of any sum (including interest thereon) payable pursuant to the terms of this Loan, the Borrower will pay to the Lender interest thereon from the date of such default up to the date of actual payment, at a rate of 1% above the Interest Rate, the "Default Rate")

c) The Borrower undertakes to make all payments due at the domicile of the Lender, net without any deduction whatsoever.

      All payments (whether of principal interest or otherwise) to be made by the Borrower to the Lender hereunder or under the First Preferred Naval Mortgage shall be made free and clear and without deduction of any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature. If at any time any applicable law requires the Borrower to make any such deduction or withholding from any such payment, the sum due from the Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank receives a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made. In addition the Borrower will provide the Bank with the relevant tax receipts.

d) The Borrower will on demand pay to the Lender all sums of money which now are or hereafter shall be due to the Lender in respect of any insurance premium, registration consular or other dues, taxes, costs and other moneys which the Lender may incur in connection with said Vessel for repair and maintenance to keep her in class and flag, as well as for any action taken to avoid or to remedy any default of the Borrower.

e) The Borrower undertakes to supply the Lender within 90 days of the end of each of its fiscal or financial year with a copy of its annual financial statements.

f) The Borrower will pay the costs, fees and expenses of the Lender including but not limited to the proper legal costs and disbursements of the Lender's lawyers, reasonably and properly incurred in connection with the negotiation, preparation, execution, registration and stamping (if any) of this Agreement and the First Preferred Naval Mortgage and of the carrying out of all the transactions hereby or thereby contemplated whether such transactions are completed or not and also the fees and disbursements of the Lender's lawyers, accountants, surveyors, or other experts for any advice or services which the Lender may deem necessary or expedient to obtain in connection with the carrying out of this Agreement or the First Preferred Naval Mortgage and the maintenance or enforcement of the security thereby given, and shall pay all stamp and other duties and taxes (if any ) to which this Agreement or the First Preferred Naval Mortgage may be subject and indemnify the Lender in full for and against all costs, expenses and liabilities with respect to or resulting from any delay in paying or omission to pay any such duties or taxes.

g) The Borrower covenants and agrees with the Lender that throughout the Loan period the Vessel:

   - shall be classed Lloyd Register Al, or with anyone of the member of the International Association of Classification Societies (IACS), however, even in this case should be accepted by the Lender, free from any overdue recommendation affecting the maintenance of the highest class,

   - shall comply with the requirements of IMO International Safety Management Code at all times and retain on board the Ship Safety Management Certificate;

   - shall be kept insured with companies accepted by the Lender against fire, protection and indemnity, war and sabotage risks and any such other dangers, for an amount not less than 120% of the outstanding Loan and under such conditions as the Lender shall deem to be required as well as in such form as shall be satisfactory to the Lender.

h) the outstanding principal amount of the Loan shall not exceed the 65% of the independently appraised market value of the Vessel from time to time. For the purposes of this sub-clause the Borrower shall supply or procure the supply to the Lender (at no cost to the Lender) with a valuation certificate for the Vessel at such times during the Loan Period as the Lender may from time to time in writing request. Such valuation certificates shall be given by a shipbroker nominated by the Lender from a list of mutually agreed first class shipbrokers and such valuation will be made on the basis of a cash sale (free from all encumbrances) from prompt delivery at arm's length between a willing seller and a buyer but taking into account any existing charter in respect of the Vessel. The Borrower agrees to accept such valuation and shall supply such information concerning the Vessel to any shipbroker appointed in order that they may make their valuation.

      If the principal amount of the Loan shall at any time exceed 65% of the independently appraised market value of the Vessel the Borrower shall forthwith upon being requested in writing by the Lender either itself make up the shortfall by one or a combination of any of the following:

      (i) deposit with the Lender into a collateral interest-bearing deposit account, which shall be charged to the Lender a sum sufficient to meet such shortfall;

      (ii)  provide such other security as may be acceptable to the Lender.

2) SECURITY DOCUMENTS:

            As security for the due and punctual payment of the Loan and interest thereon and expense and any other costs and the fulfilment of the covenants on the part of the Borrower herein or in any of the security documents contained, the Borrower shall provide the Lender with the following security documents, hereinafter called together the "Security Documents:-".

      a) duly registered a First Preferred Naval Mortgage over the Vessel in favour of the Lender and in the form of the draft attached hereto as
            Exhibit 1.

      b) First Priority General Assignment of the Earnings, the Insurances and Requisition Compensation of the Vessel to be granted in favour of the Lender, In the form of the Notice of Assignment and Loss Payable Close attached hereto as Exhibit 2.

      c) Pledge in favour the Lender of shares equal to 100% of the present and future capital of the Borrower.

      d) Personal Guarantees in favour of the Lender to be granted by Mr George Gourdomichalis, Mr Ion Varouxakis and Efstathios D Gourdmichalis guaranteeing the Borrower's obligations under this Agreement, in the form of the draft attached hereto as Exibit 3.

      e) Specific Time Charter assignment between the Borrower and ESTC of Panama;

      f)    Deed of Assignment of Credits as Exhibit 4;

      g)    Deed of Pledge as Exibit 5;

The Borrower undertakes to execute, sign, perfect and do, and will procure the execution, signing, perfecting and doing by each of the other security parties of, any and every such further assurance, document, act or thing as in the reasonable opinion of the Lender may be necessary or desirable for perfecting the security contemplated or constituted by the Security Documents.

3) CONDITIONS PRECEDENT AND SUBSEQUENT:

       Before the Bank shall have any obligation to advance any part of the Loan, the Borrower shall deliver or cause to be delivered to or to the order of the Bank the following documents and evidence:

       a) Evidence of incorporation - Such evidence as the Bank may reasonably require that the Borrower was duly incorporated in its country of incorporation and remains in existence and, where appropriate, in good standing, with power to enter into, and perform its obligations under this Agreement.

       b) Corporate Authorities - A copy, certified by a director or the secretary of the Borrower in question as true, complete, accurate and neither amended nor revoked, of a resolution of the directors, where appropriate, with signed waivers of notice of any directors' or shareholders' meetings approving and authorising or ratifying the execution of, those of the Security Documents to which that Security Party is or is intended to be a party and all matters incidental thereto.

       c) Power of attorney The notarially attested and legalised power of attorney of the Borrower under which any documents are to be executed or transactions undertaken by the Borrower.

       d) Evidence of Ownership Certificate of ownership and encumbrance (or equivalent) issued by the Registrar of Ships (or equivalent official) at the Vessel's existing port of registry confirming that the Vessel is owned by the Borrower and free of registered Encumbrances.

       e) Evidence of Insurance Evidence that the Vessel is, or will from the delivery date insured in the manner required by the Mortgage and that letters of undertaking will be issued in favour of the Bank.

       f) Certificate of Class A certificate of Class for hull and machinery confirming that the Vessel is classed with the highest class applicable to vessels of her type with Lloyd's Register of shipping or such other classification society as may be acceptable to the Bank.

      g) Security Documents The Security Documents together with all notices and other documents required by any of them, duly executed and, in the case of the Mortgage, registered with first priority through the Registrar of Ships (or equivalent official) at the Vessel's port of registry.

      h) Vessel documents Photocopies, certified as true, accurate and complete by a director or the secretary of the Borrower, of:

               - An invoice issued by the seller, evidencing the purchase price of the Vessel pursuant to the MOA dated 30th March 2004;

               - The protocol of delivery and acceptance evidencing the unconditional physical delivery of the Vessel to the Borrower pursuant to the MOA;

               - Any charterparty or other contract of employment of the Vessel which will be in force on the Drawdown Date;

               -     The Vessel's Survey Status;

               -     The Vessel's SMC and;

               -     The Company's DOC;

In each case together with all addenda, amendments or supplements.

4) THERE SHALL BE AN EVENT OF DEFAULT IF:

      (i) the Borrower fails to pay any sum due from it under this Agreement and/or any Security Documents at the time, in the currency and in the manner specified herein or therein; or

      (ii) any representation or statement made the Borrower in this Agreement or in any of the Security Documents is or proves to have been incorrect or misleading when made; or

      (iii) the Borrower fails to observe and perform or comply with any or more of the covenants, terms or obligations contained in this Agreement and/or in any of the Security Documents relating to the insurances of the Vessel; or

      (iv) the Borrower fails duly to perform or comply with any other obligation expressed to be assumed by it in this Agreement and/or in any of the Security Documents and such failure is not remedied within fifteen
      (15) days after the Lender has given notice thereof to the Borrower; or

      (v) the Borrower is unable to pay its debts as they fall due, commences negotiations with anyone or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors; or

      (vi) the Borrower takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution, administration, merger, or re-organization or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its revenues and assets; or

      (vii) by or under the authority of any government (a) the management of the Borrower or the Vessel is wholly or partially displaced or the authority of any of them in the conduct of its business is wholly or partially curtailed, or (b) all or a majority of the issued shares of the Borrower or the whole or any part of its revenues or assets is seized, nationalized, expropriated or compulsorily acquired; or

      (viii) the Borrower ceases to carry on the business it carries on at the date hereof or it enters into any unrelated business; or

      (ix) the Borrower repudiates this Agreement and/or any of the Security Documents or does or causes to be done any act or thing evidencing an intention to repudiate this Agreement and/or any of the Security Documents; or

      (x) at any time any act, condition or thing required to be done, fulfilled or performed in order

      (a) to enable the Borrower lawfully to enter into, exercise its rights under and perform the obligations expressed to be assumed by it in this Agreement and the Security Documents,

      (b) to ensure that the obligations expressed to be assumed by the Borrower in this Agreement and the Security Documents are legal, valid and binding or

      (c) to make this Agreement and the Security Documents admissible in evidence in any pertinent jurisdiction, is not done, fulfilled or performed; or

      (xi) at any time it is or becomes unlawful for the Borrower to perform or comply with any or all of its obligations under this Agreement and the Security Documents or any of the obligations of the Borrower there under are not or cease to be legal, valid and binding; or

      (xii) the Vessel is sold or mortgaged to a third party, without the prior written consent of the Lender or becomes a total loss unless the circumstances thereof give rise to an insurance claim in at least the required insurance amount (as specified in the General Assignment of Earnings and Insurances) or if the Vessel is abandoned or arrested and not released within fifteen (15) days or the Borrower, without the prior written consent of the Lender changes or consents to the change of the flag or registration of the Vessel or any distress, sequestration or execution is levied or enforced over all or any of the assets of the Borrower; or

      (xiii) any license, authorization, consent or approval at any time necessary to enable the Borrower to comply with its obligations under this Agreement and the Security Documents or to enable the operation of the Vessel is revoked or withheld or modified or is otherwise not granted or fails to remain in full force and effect or if any exchange control or other law or regulation shall exist which would make any transaction under this Agreement and the Security Documents, or the continuation thereof, unlawful or would prevent the performance by the Borrower of any term of this Agreement and/or any of the Security Documents; or

      (xiv) any material adverse change in the financial condition or operations or results of operations or results of operations business, properties or prospects of the

      Borrower occurs which would, in the reasonable opinion of the Lender be detrimental to the interest of the Lender as lender or materially impair the ability of the Borrower to perform or comply with its obligations under this Agreement and the Security Documents;

      then, and in any such case and at any time thereafter, the Lender shall by written notice to the Borrower:

      (a) declare the Loan to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrower under this Agreement and/or any of the Security Documents) or declare the Loan to be due and payable on demand of the Lender; and/or

      (b) declare that any undrawn portion of the Loan shall be cancelled, whereupon the same shall be cancelled; and/or

      (c) the Lender may forthwith enforce al its rights under this Agreement and the Security Documents.

      If pursuant to this clause the Lender declares the Loan to be due and payable on demand of the Lender, then, and at any time thereafter, the Lender may be written notice to the Borrower call for repayment of the Loan on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrower under this Agreement and the Security Documents) or withdrawn its declaration, with effect from such date as it may specify in such notice, without prejudice to reinstate such notification.

5) In the event of sale of the vessel, the Borrower shall immediately repay to the Lender, in full, the remaining outstanding loan plus interest and expenses.

6) The Board of Directors of the Borrower have to be agreed by the Lender and any decision that may involve the Borrower and the Vessel other than in the normal course of business has to be previously submitted to the Lender for the approval.

7) Until total repayment of the Loan, the relevant money flow will be collected in the Borrower's Operating Account with Corner Banca SA and, provided no event of default has occurred, applied in the following order:

      (a) by payment on a current basis of the normal expenses and overheads incurred in operating the Vessel; and

      (b) the surplus, if any, in payment to the Borrower or whomsoever is entitled thereto.

      From and after the occurrence of an Event of Default, all moneys credited to the Operating account and all sums whatsoever received by or on behalf of the Bank under this Loan Agreement and/or pursuant to the First Preferred Naval Mortgage or otherwise howsoever in connection with the Outstanding Indebtedness will be applied in the following manner in such order as the Bank considers appropriate:

      (i) in or towards satisfaction of all sums due hereunder and under the First Preferred Naval Mortgage other than principal of or interest on the Loan;

      (ii)  in or towards satisfaction of interest accrued on the Loan;

      (iii) in or towards satisfaction of the Loan (whether or not then due and payable);

      (iv) in retention by the Bank of such sums as the Bank considers appropriate by way of security for the outstanding indebtedness, and

      (v) the remainder, if any, in payment to the Borrower or such other person as may for time being entitled thereto.

8) The Borrower declares that the general conditions of the Lender of which the Borrower has received a copy, form an integral part of this Agreement.

9) This Agreement shall be governed by, and construed in accordance with the Laws of Switzerland. The Borrower hereby irrevocably agrees for the benefit of the Lender, that the Competent Court of Lugano shall have non-exclusive jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes which may arise out for or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such court and the Lender and the Borrower, by their respective consents and agreements given or made hereby, do hereby waive trial by jury in any action, proceeding or counterclaim brought by any party on any matter whatsoever arising out of or in any way connected with this Agreement and the securities, and the transactions completed hereby.

10) The Borrower irrevocably waives any objection which it might now or hereafter have to the courts referred to in this clause being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and or the Security Documents and agrees not to claim that any such court is not a convenient or appropriate forum.

      The submission to the jurisdiction of the courts referred to hereinabove shall not (and shall not be construed so as so) limit the right of the Lender to take proceedings against the Borrower in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

11) The Borrower hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgement which may be made or given in such action or proceeding.

IN WITNESS WHEREOF each of Adventure Two SA, Majuro, Marshall Islands, and Corner Banca SA, Lugano, Switzerland has caused this Loan Agreement to be executed by its duly authorised signatory on the day and year first above written.

ADVENTURE TWO SA                                CORNER BANCA SA

/s/ George D. Gourdomichalis                    /s/ Dr. Luca Rossi
----------------------------                    ---------------------------
George D. Gourdomichalis                        Dr. Luca Rossi
(Director)                                      (Manager)

/s/ Ion Varouxakis                              /s/ Dr. Antonio Tufano
----------------------------                    ---------------------------
Ion Varouxakis                                  Dr. Antonio Tufano
(Director)                                      (Attorney)

                                   EXHIBIT 1

                         First Preferred Naval Mortgage

THIS FIRST PREFERRED MORTGAGE is made this_____________day of May 2004 by ADVENTURE TWO S.A., a corporation incorporated under the laws of the Republic of the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 (hereinafter called the "Shipowner") in favor of CORNER BANCA SA a company organized and existing under the laws of the Republic of Switzerland with an address at Via Canova 16, Lugano, Switzerland (hereinafter called the "Mortgagee")

WHEREAS

A) The Shipowner is the absolute owner of m/v. "Free Destiny" presently flying under the Flag of the Marshall Islands, hereinafter called "the Vessel", described as below:

      IDENTIFICATION OF THE VESSEL

      Name                                   "FREE DESTINY"

      Flag                                   Marshall Islands

      Built in                               1982

      IMO/Official Number                    No. 8128157

      Gross tonnage                          16282 tons

      Net tonnage                             9377 tons

      Class notation                         Lloyds Register, +100 A1 + LMC UMS

B) By a loan agreement dated May 21st 2004 (the "Loan Agreement") - a copy of which is attached hereto as Exhibit 1 and made an integral part hereof
      - made between the Mortagagee and the Shipowner, the Mortagagee agreed to advance to the Shipowner a Loan in the maximum amount of Five Million United States Dollars, (USD 5,000,000) (hereinafter "the Loan"). Word and expressions shall, unless the contract otherwise requires, have the same meaning ascribed to them in the Loan Agreement.

C) To secure the repayment of the Loan and interest thereon and the performance and observance of all the agreements, covenants and provisions contained therein, this mortgage and in the Security Documents, the Shipowner has duly authorized the execution and delivery of this First Preferred Naval Mortgage.

      NOW THEREFORE,:

      1 NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the adequacy and receipt whereof are hereby acknowledged, and in order to secure the repayment of the Loan and interest thereon and the performance and observance of and compliance with the covenants, terms and conditions in the Loan Agreement and this Mortgage contained, THE SHIPOWNER hereby grants, conveys and mortgages to and in favor of the Mortgagee all of the Shipowner's right, title and interest in and to the whole of the Vessel TOGETHER WITH all the engines, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, fittings and equipment and all other appurtenances to the Vessel thereunto appartaining or belonging whether now owned or hereafter acquired whether on board or not and all additions improvements and replacements hereafter made in or to the Vessel or any part thereof or in or to her equipment and appurtenances aforesaid (excepting only such equipment placed on the Vessel which under the terms of any charterparty relating thereto does not become the property of the Shipowner) TO HAVE AND TO HOLD ALL AND SINGULAR the above mortgaged and described property unto the Mortgagee for its own use and benefit forever upon the terms herein set forth for the enforcement of the repayment of the Loan and interest thereon, and to secure the performance and observance of and compliance with the covenants terms and conditions in the Loan Agreement, this Mortgage and the other Security Documents contained expressed or implied PROVIDED HOWEVER and the condition of these presents in such that if the Shipowner its successors or assigns shall have repaid the Loan ad interest thereon in accordance with its provisions and shall have performed observed and complied with all the covenants terms and conditions in the Loan Agreement, this Mortgage and the other Security Documents contained expressed or implied to be performed observed or complied with these presents and the rights hereunder shall cease terminate and be void but shall otherwise remain in full force and effect.

      2 THE SHIPOWNER for itself, its successors and assignee HEREBY COVENANTS AND AGREES with the Mortgagee and its respective successors and assigns that the Vessel and all the appurtenances thereto appertaining or belonging and all improvements and replacements hereafter made in or to the Vessel or any part thereof are to be held by the Mortgagee subject to the covenants conditions provisions terms and uses hereinafter set forth.

      3 THE SHIPOWNER HEREBY COVENANTS AND AGREES with the Mortgagee at all times to perform and observe ALL AND SINGULAR the covenants, conditions and agreements in the Loan Agreement, this Mortgage and the Security Documents contained expressed or implied.

      4 THE SHIPOWNER at its own expense when and so long as this Mortgage shall be outstanding covenants as follows:

            (i) to insure the Vessel and keep the Vessel insured in the Shipowner's name in United States Dollars (or such other currency as the Mortgagee and in such amount and upon such terms as shall from time to time be required or approved in writing by the mortgagee and in particular but without prejudice to the generality of the foregoing

                  (a) the insurance's shall be placed through such brokers and/or with such insurance offices companies underwriters war risks and protection and indemnity associations or clubs in the United States or the United Kingdom or in such other country and under such policies as shall be approved in writing by the Mortgagee such consent not to be unreasonably withheld and given promptly

                  (b) the Vessel shall be insured and kept insured in the Shipowner's name against marine risks including all risks customarily and usually covered by prudent shipowners under policies containg the ordinary conditions applicable to similar vessels including collision clause and cover against risks of civil commotion

                  (c) the Vessel shall be insured and kept insured in the Shipowner's name against war risks (including risks of mines) and any other risk excepted by the "Free of Capture and Seizure" clause in marine policies of insurance

                  (d) if required by the Mortgagee the Shipowner shall insure and kept insured the Vessel in the Shipowner's name for an amount to be approved by the Mortgage against excess risks that is to say the proportion of claims for general average and salvage charges and under the running-down clause not recoverable in consequence of the value at which the Vessel is assessed for the purpose of such claims exceeding the insured value

                  (e) the Vessel shall be entered and kept entered in the Shipowner's name for its full value and tonnage in a protection and indemnity association in respect of such matters or risks as are not covered by the ordinary conditions of normal risks policies port risks insurances may be taken out thereon by the Shipowner under the forms of port risks policies approved by the Mortgagee

            (ii) to give notice forthwith of any assignment of insurances to the relevant brokers, insurance, officers, companies, underwriters, war risks and protection and indemnity associations or clubs in such form as may be approved by the Mortgagee

            (iii) to execute and deliver all such documents and do all such things as may be necessary to confer upon the Mortgagee a legal title to the insurances and procure that the interests of the Mortgagee is at all times endorsed or noted upon all slips, cover notes, policies, certificates of entry or other instruments issued in connection with the Policies and procure
                  (i) that the following loss payable clause shall be endorsed upon both the hull machinery and equipment and war risks policies:

                  "It is noted that by an Assignment in writing dated
                  May___2004 the Shipowner, Adventure Two SA, Majuro, Marshall Islands has assigned absolutely to Corner Banca SA of Switzerland, all the Shipowner's interests in this Policy and all benefits hereof including all claims of whatsoever nature hereunder. Claims hereunder payable in respect of an actual or constructive or agreed or arranged or compromised total loss or requisition for title or other compulsory requisition of the Vessel and claims hereunder payable in respect of a mayor casualty that is to say any casualty in respect whereof the claim or the aggregate of the claim exceeds Five Hundred thousand United States Dollars (USD500'000.--) shall be payable to the Mortgagee. Subject thereto all other claims, unless and until the Underwriters have received notice from the Mortgagee of a default under the Mortgage in which event all claims under this Policy of Insurance shall be payable direct to the Mortgagee, shall be released directly for the repair salvage or other charges involved or to the Shipowner as reimbursement if they have fully repaired the damage and paid all of the salvage or other charges"

                  AND (ii) that the following loss payable clause shall be endorsed upon the protection and indemnity certificate of entry:

                  1 It is noted that Corner Banca SA are interested as first mortgagee in the subject matter of this insurance up to the amount recorded under Clause 24 of the Mortgage.,

                  2 Claims hereunder for all losses shall be paid direct to the Shipowner unless and until the first Mortgagee shall have given notice in writing that the Shipowner's are in default under the First Preferred Naval Mortgage on the Vessel whereafter such claims shall be payable to the Mortgagee up to the amount recorded under Clause 24 of the Mortgage

            (iv) to procure that the relevant brokers and any protection and indemnity association in which the Vessel may from time to time be entered undertake:

                  (a) to hold to the order of the Mortgagee the originals of all policies contracts binders insurance slips cover notes and certificates of entry whatsoever relating to the Vessel and deliver certified copies thereof to the Mortgagee on request and

                  (b)   to advise the Mortgagee promptly:

                        1 if any insurance office, company underwriter, association or club cancels any of insurance,

                        2 of any variation in the terms of any of the insurances or any default in the payment of any premium call or contribution or failure to renew any of the insurances at least Fourteen (14) days before the expiry thereof and

                  (c) not to assert any lien in respect of unpaid premiums except insofar as such premiums relate only to the insurances in respect of the Vessel and not to any other Vessels.

            (v) Punctually to pay all premiums calls contributions or other sums payable in respect of the Policies and each of them and to produce all relevant receipts when so required by the Mortgagee,

            (vi) to renew each of the insurances at least Fourteen (14) days before the expire thereof and procure that the relevant brokers shall promptly confirm in writing to the Morgagee as and when each such renewal is effected,

            (vii) to arrange for the execution of such guarantees as may from time to time be required by any protection and indemnity or war risks association,

           (viii) to procure that each of the insurances shall contain or be accompanied by a waiver as against the Mortgagee of any and all premium for which the Mortgagee might otherwise be or become liable as a named assured loss payee or otherwise and shall provide for duplicates of all notices given by the insurers to the Shipowner to be sent at the same time to the Mortgagee,

            (ix) to furnish the Mortgagee from time to time on request with full information about all insurances maintained on the Vessel and names of the offices companies underwriters associations or clubs with which such insurance is placed,

            (x) to furnish the Mortgagee at such intervals as the Mortgagee shall specify with a detailed report signed by an independent firm of marine insurance brokers appointed by the Shipowner and improved by the Mortgagee detailing the insurances maintained on the Vessel and stating the opinion of such firm as the adequacy thereof

            (xi) promptly to furnish the Mortgagee with full information regarding any casualties or other accidents or damage to the Vessel involving an amount in excess of USD500'000.-- or the equivalent in any other currency and give the Mortgagee short details regarding any causalities or other accidents or damage to the Vessel involving an amount of less than USD500'000.-- or the equivalent in any other currency

            (xii) not to agree to any material variation in the terms of any one or more of the insurances without prior written approval of the Mortgagee nor to do any act or voluntarily suffer or permit any act to be done whereby any insurance shall or may be invalid void avoidable suspended defeated or unforceable and not to suffer or permit the Vessel to engage in any voyage or to carry any cargo not permitted under any one or more of the insurances without first giving written notice to the Mortgagee obtaining the consent of the insurers concerned and complying with such requirements as to payment of extra premium or otherwise as insurers may impose and as may be approved by the Mortgagee such approval not to be unreasonably withheld and be given promptly

           (xiii) not without the prior written consent of the Mortgagee to settle compromise or abandon any claim in respect of one or more of the insurances other than a claim of less than USD500'000.-- arising out of a total loss of the Vessel

            (xiv) to apply or procure the appliance of all such sums receivable in respect of the insurances as are paid to the Shipowner or in accordance with the Shipowner's instructions for the purpose of making good the lose and fully repairing all damage in respect whereof the insurance moneys shall have been received

            (xv) that in the event of the Shipowner failing to insure or maintain insured the Vessel or in entering and keeping the Vessel entered in a protection and indemnity and/or war risks association as hereinbefore provided the Mortgagee may (but shall not be bound to) insure the Vessel or enter the Vessel in such manner and to such extent as the Mortgagee in its discretion thinks fit and in such case the cost of all such insurances and entries together with the premiums calls and contributions payable in respect thereof with interest thereon at the rate calculated in accordance with the above mentioned Loan Agreement shall be paid on demand by the Shipowner to the Mortgagee and shall be added to amounts secured by this Mortgage,

            (xvi) to do all such things whatsoever and prepare execute and deliver all such documents whatsoever to enable the Mortgagee to collect and recover any moneys which may become due in respect of the insurances and for that purpose (but without limitation) to permit the Mortgagee if necessary to sue in the name of the Shipowner.

      5 THE SHIPOWNER HEREBY COVENANTS AND AGREES with the Mortgagee as follows:

            (a) THE SHIPOWNER, in accordance with the provisions of Section 302 of the Marshall Islands Maritime Act, 1990 as amended, and otherwise shall comply with satisfy all the requirements and formalities established by the said Maritime Act and any other pertinent legislation of the Republic of the Marshall Islands to perfect this Mortgage as a valid and enforceable First and Preferred lien upon the Vessel and to furnish to the Mortgagee from time to time such proofs as the Mortgagee may reasonably request for its satisfaction with respect to the Shipowner's compliance with the provisions of this sub-clause.

            (b) At all time to carry on board the Vessel a duly certified copy of this Mortgage (which shall form a part of the Vessel's documents) and to cause the same to be shown to any person having business with the Vessel which might create or imply any commitment or encumbrance whatsoever on the Vessel and to place and maintain in a conspicuous place in the navigation room and in the cabin of the master of the Vessel a printed notice in the following form:

                  "NOTICE OF MORTGAGE"

                  This vessel is mortgaged by a First Preferred Ship Mortgage to Corner Banca SA, pursuant to the provisions of Chapter 3 of the Marshall Islands Maritime Act of 1990 as amended. Under the terms of the said Mortgage, neither the Shipowner, nor any charterer or the master of this Vessel has any power, right or authority whatever to create, incur or permit to be imposed on this Vessel any lien or encumbrance except for crew's wages and salvage.

            (c) the Shipowner was duly incorporated and is now validly existing and in good standing as a corporation with limited liability under the laws of the Republic of Marshall Islands and shall so remain during the life of this Mortgage. It is duly authorized to mortgage the Vessel. All corporate action necessary and required by law for the execution and delivery of this Mortgage has been duly and effectively taken and this Mortgage in the hands of the holders thereof is and will be a valid and enforceable obligation of the Shipowner in accordance with its terms.

            (d) The Shipowner is the sole and absolute owner and is lawfully possessed of the whole of the Vessel free from all liens and encumbrances whatsoever except this Mortgage and will warrant and defend the title and possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever

            (e)   (i)   at its expense and no cost to the Mortgagee to comply
                        with and satisfy all of the provisions of any applicable governmental and exchange control regulations in connection with this Mortgage or any amendment or variation for the time being thereof to comply with and satisfy any other applicable law or regulation in order to maintain the permanent registry of the Vessel as a Marshall Islands Ship under the Laws and Flag of the Republic of the Marshall Islands and to establish and maintain this Mortgage under the said laws as a First
                        Preferred Ship Mortgage upon the Vessel and upon all renewals replacements and improvements made in or to the same and not to do or suffer to be done anything whereby the due and permanent registration of the Vessel under the laws and flag of the Republic of the Marshall
                        Islands may be forfeited or imperiled

                  (ii) in the event that this Mortgage or any provision hereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any authoritative court or if the documents at any time held by the Mortgagee be deemed by the Mortgagee for any reason insufficient to carry out the true intent and spirit of this Mortgage then from time to time the Shipowner will do, sign, seal, execute, deliver and register or procure the doing, signing, sealing, execution, delivery and registration at its expense and at no cost to the Mortgagee of all such other further acts assurances and documents whatsoever as in the opinion of the Mortgagee may be required more effectually to mortgage the Vessel as security for payment of the amounts outstanding under the Loan Agreement as herein provided and the performance of terms and provisions of this Mortgage or to perfect the security constituted hereby

            (f)   at all times and without cost or expenses to the Mortgagee:

                  (i) to put and keep the Vessel her equipment and machinery at all times in a state of good running order and repair, so that the Vessel shall be so far due diligence can make her so tight staunch strong and well and sufficiently tackled appareled furnished equipped and in every respect seaworthy and in good operating condition and to put and keep the Vessel in such a condition as will entitle her to the highest classification and rating for vessels of the same age and type with Lloyds Classification Society of like standing and to make her strictly comply with the requirements of any laws regulations or requirements for the time being of the Republic of the Marshall Islands or the maritime authorities thereof or of the Vessel's Classification Society and of any country province colony or dependency where the Vessel may operate or trade and to procure that all repairs to or replacements of any damaged worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel

                  (ii) to furnish the Mortgagee on request with a statement by Lloyds Register or such other classification society as is acceptable to the Mortgagee that such classification is maintained and to furnish the Mortgagee from time to time and upon demand with all such documents as the Mortgagee may require concerning the classification of the Vessel,

                  (iii) not to make or permit to be made any substantial change in structure type or speed of the vessel or any change in her rig without first receiving written approval thereof from the Mortgagee,

                  (iv) to submit the Vessel regularly to such periodical or other surveys as may be required for classification purpose and if so required to supply to the Mortgagee copies of all surveys or reports issued in respect thereof,

            (g)   (i)   to permit the Mortgagee and such other persons appointed
                        by it to board the Vessel to have full and complete access to the Vessel to view the state and condition thereof and her cargo and papers, to ascertain whether the Vessel is being properly repaired and maintained. In the event deficiencies are found which evidence the failure in keeping her in such good state or repair and in such working order and condition as mentioned in sub clause (d) of this Clause 5 (without prejudice however to any of the Mortgagee's rights under this Mortgage) to effect such repairs as shall in its reasonable opinion be necessary and the Shipowner will on demand repay to the Mortgagee every sum of money expended for the above purpose with interest as hereinafter mentioned,

                  (ii) to deliver to the Mortgagee on demand copies of any and all documents relating to the Vessel her employment position and engagements particulars of all towages and salvages and copies of all charters and other contracts for her employment or otherwise howsoever concerning her

            (h)   (i)   to pay and discharge or cause to be paid and discharged
                        when due and payable from time to time all debts damages and liabilities whatsoever which may have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel and all taxes assessments governmental charges fines and penalties legally imposed on the Vessel or any income therefrom,

                  (ii) except the Mortgage constituted pursuant hereto not to create or suffer to be continued any lien other than a lien for crews wages encumbrances security interest or charge on the Vessel or any income therefrom and in due course and in any event within Fifteen (15) days after the same becomes due and payable to pay or cause to be discharged or make adequate provision for the payment or discharge of all claims or demands which if not paid or discharged might in admiralty in equity or at law or pursuant to any statute in any jurisdiction to which the Vessel may at time be subject have equality with priority to or preference over the lien of this Mortgage and to cause the Vessel to be released or discharged from such lien encumbrance security interest or charge,

            (i) promptly to furnish the Mortgagee from time to time and at any time with copies of all such accounts financial statements reports and such other financial information concerning the Shipowner as the Mortgagee may reasonably request

            (j) promptly to notify the Mortgagee thereof by telex confirmed by letter addressed to the Mortgagee at its address aforesaid or such other address as the Mortgagee may from time to time direct in writing to the Shipowner in the event of the Vessel being arrested or detained by any court or tribunal or by any government or other authority or in the event of any accident bottomry average salvage any assistance by third persons or any loss of classification in respect of the Vessel or if the Vessel is subject to any legal proceedings for a sum higher than USD500'000.-- or the equivalent from time to time in any other currency

            (k) to deliver at least forty eight (48) hours prior notice in writing to the Mortgagee of any intention to put the Vessel into the possession of any person for the purpose of work being done upon her in an amount exceeding or which might exceed USD500'000.-- or the equivalent in any other currency and concurrently to notify such person that the prior written consent of the Mortgagee is pre-requisite to the commencement of such work

            (l) whilst moneys remain outstanding under this Mortgage not to sell or otherwise dispose of the Vessel or any shares therein, mortgage, charge, pledge, transfer, abandon or hypothecate the Vessel or any freight or hire moneys thereof to any person or company, nor to suffer the creation of any such sale disposal mortgage, charge, pledge, transfer, abandonment or hypothecation of the Vessel nor do or permit any act or thing whereby the Vessel shall or may lose her existence or due registration as a Marshall Islands ship without the prior written consent of the Mortgagee as aforesaid to any sale mortgage or transfer and any such sale, mortgage or transfer of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates

            (m) not to cause or permit the Vessel to be operated or employed in any manner contrary to International Law or to any applicable law including but without limitation the laws of Switzerland and the Republic of the Marshall Islands nor to violate any law or carry any cargo that will expose the Vessel to penalty, forfeiture, capture, detention, destruction nor to abandon the Vessel in a foreign port nor to do or suffer or permit to be done anything which can or may injuriously affect the registration or enrollment of the Vessel under the laws and regulations of the Republic of the Marshall Islands and at all times to keep the Vessel duly documented thereunder

            (n)   (i)   during hostilities (whether or not a state of war shall
                        have been formally declared) between any two or more nations or in which the United Nations Organization may be involved or during any civil war not to employ or permit the Vessel to be employed in any manner in carrying any goods that shall or may be declared to be contraband of war unless prior to such employment special war risks policies effected with such underwriters as the Mortgagee may approve and in all respects to the satisfaction of the Mortgagee shall have been effected signed and delivered to the Mortgagee

                  (ii) not without the prior written approval of the Mortgagee upon such terms as the Mortgagee may require with particular reference to war risks insurance to enter areas of hostility or threatened hostility

            (o)   not to employ the Vessel:

                  (i) on demise charter without the prior written consent of the Mortgagee which consent shall not be unreasonably withheld provided that such consent may be withheld unless the demise charterer agrees on terms satisfactory to the Mortgagee to subordinate its rights under the demise charter to her rights of the Mortgagee, hereunder or

                  (ii) on time charter for any period without the prior written consent of the Mortgagee or

                  (iii) at a rate below the market rate prevailing at the time when the Vessel is fixed or on terms whereby more than Two (2) months hire is payable in advance without the written consent of the Mortgagee

            (p) at all times retain a copy of this Mortgage and of any assignment of this Mortgage by the Mortgagee (if requested by any assignee) certified by the appropriate authorities of the Republic of the Marshall Islands and by any other relevant authorities with the Vessel's papers on board the Vessel and any other certificates or other documents required by law and to cause each such certified copy and master for the time being of the Vessel and to be exhibited on demand to any persons having business with the Vessel or to any representative of the Mortgagee,

            (q) promptly on demand by the Mortgagee to use its best endeavors to assist the Mortgagee in or in connection with the due execution and recording of this Mortgage and protection and enforcement of the Mortgagee's security and in connection with any act matter or thing reasonably or properly made done or executed or to be made done or executed by the Mortgagee its agents or servants in about the matters described in this Mortgage.

      6 PROVIDED the Shipowner fully repays the Loan together with interest, costs and expenses pertaining thereto, fulfils all its obligations under the Security Documents, the Mortgagee undertakes to discharge the Mortgage on the Vessel, upon the request of the Shipowner. All costs and expenses incurred in respect of the discharge of the Mortgage will be borne by the Shipowner.

      7 THE MORTGAGEE shall without prejudice to its other rights and powers hereunder be entitled (but not bound) at any time and as often as may be necessary to take any such action and make all such expenditure as it may in its sole and absolute discretion think necessary or desirable for the purpose of preserving maintaining and /or protecting the security created by this mortgage and each and every expense for liability so incurred by the Mortgagee in or about the preservation maintenance and/or protection of the security (including but without limitation expense or liability incurred in the maintenance of any insurance in respect of the Vessel the discharge of any liens taxes dues assessments governmental charges fines and penalties lawfully imposed in respect thereof repairs and/or surveys effected thereon and in all such other matters for which the Shipowner is responsible under the terms hereof but falls to provide including any legal fees in connection therewith) shall be repayable to the Mortgagee by the Shipowner on demand together with interest thereon at the Default Rate from the date whereon such expense or liability was incurred by the Mortgagee until the date of judgment or payment. Such obligation of the Shipowner to reimburse the Mortgagee shall be an additional indebtedness due from the Shipowner secured by this Mortgage. The Mortgagee though privileged so to do shall be under no obligation to the Shipowner to take any such action to make expenditure or to incur any such liability as aforesaid nor shall the taking making or incurring thereof relieve the Shipowner of any default in that respect.

      8 IN CASE any one or more of the following events herein termed "Events of Default" shall happen

            (a)   the Shipowner fails to pay:

                  (i) on the due date any amount of principal or interest, or any portion thereof, which may be payable under the Loan Agreement, or

                  (ii) within five (5) business days of the due date of any other amount or five (5) business days from the date of demand any amount not payable on a fixed date, which may be payable by the Ship-owner under the Loan Agreement or this Mortgage,

            (b) the Shipowner fails to comply with any provision of the Loan Agreement or this Mortgage and such failure continues unremedied for a period of fourteen (14) business days commencing from the date on which notice of such failure is provided by the Mortgagee to the Shipowner, unless the Loan Agreement or this Mortgage provides otherwise,

            (c) the country of the flag of the Vessel, or any country in which the Vessel may be registered (whether it may be the country in which the Vessel may have a dual registration under bare boat charter) becomes involved in hostilities whether war be declared or not or in civil war or in the event of occupation of such country by any other power in such country by unconstitutional means unless arrangements satisfactory to the Mortgagee have been made for the registration of the Vessel in another jurisdiction or

            (d) anything is done or suffered or omitted to be done by the Shipowner which in the reasonable opinion of the Mortgagee imperils the security created by this Mortgage, or

            (e) any event occurs which would entitle any subsequent mortgagee to enforce its mortgage over the Vessel.

      Then and in each and every such case the Mortgagee shall have the right to to put into force and exercise all the powers possessed by it as the Mortgagee of the Vessel pursuant to Chapter 3 of the Marshall Islands Act 1990 as amended, and without notice or further demand, as and when it may see fit, in particular but without limitation

            (a)   to take possession of the Vessel

            (b) to require that all contracts and other records relating to the Policies (including details of and correspondence concerning outstanding claims) be forthwith delivered to such brokers as the Mortgagee may nominate

            (c) to collect recover compromise and give a good discharge for all claims then outstanding or thereafter arising under any one or more of the Policies and to take over or institute all such proceedings in connection therewith as the Mortgagee in its absolute discretion thinks fit and to permit the brokers through whom collection or recovery is effected to charge and retain the usual brokerage therefor

            (d) to discharge compound release or compromise claims against the Shipowner in respect of the Vessel which have given or may give rise to any charge or lien on the Vessel or which are or may be enforceable by proceedings against the Vessel

            (e) to sell the Vessel or any share therein with prior notice to the Shipowner as provided for in the law with or without the benefit of any charterparty or other subsisting contract for the employment of the Vessel by public auction or private contract at any place in the world with or without advertisement for cash or on credit and upon such terms as the Mortgagee in its absolute discretion may determinate with power to postpone any such sale and without being answerable for any loss occasioned by such sale or resulting from postponement thereof

            (f) pending the sale of the Vessel to manage, insure, maintain and repair the Vessel and to hold, lay-up, lease, employ, charter, operate or otherwise use the Vessel in such manner and for such period as the Mortgagee in its absolute discretion deems expedient, accounting only for the net profits after deducting operating costs and debit service (if any) of such use and for such purpose. For the purposes aforesaid the Mortgagee shall be entitled to do all acts and things whatsoever incidental or conductive thereto including entering into arrangements and contracts of whatsoever nature in respect of the Vessel, her insurance,management, maintenance, repair, classification and employment and generally to do and cause to be done all such acts and things whatsoever and to make all such arrangements whatsoever in respect of the Vessel or the working of the same in all respects as if the Mortgagee, as the owner of the Vessel and without being responsible for any loss and damage thereby incurred

            (g) to recover from the Shipowner on demand any loss whatsoever which may be incurred by the Mortgagee in or about or in connection with the exercise of the powers vested in the Mortgagee under sub-clause (f) above with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee until the date of full payment both before and after judgment

            (h) to recover from the Shipowner on demand all expenses, payments and disbursements whatsoever incurred by the Mortgagee in or about or in connection with the exercise by it of any of the powers aforesaid together with interest thereon at the Default Rate

      PROVIDED ALWAYS that any sale of the Vessel by the Mortgagee pursuant to sub-clause (i) (e) above shall operate to divest all the legal and beneficial interest whatsoever of the Shipowner in the Vessel and shall bar the Shipowner its successors and assignees and all persons claiming by through or under them. No purchaser shall be bound to enquire whether the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor. Upon any such public sale by the Mortgagee pursuant to sub-clause (i) (e) above the Mortgagee may bid for the purchase of the Vessel and set-off the purchase price against all sums whatsoever due to it under and by virtue of this Mortgage provided that such purchase price shall not be less than the price offered by any bona fide third party

      9 FROM and after the occurrence of an Event of Default all moneys received by the Mortgagee in respect of:

            (i)   sale of the Vessel or any share therein

            (ii)  recovery under and by virtue of the insurances of the Vessel

            (iii) any and all moneys paid by any governmental authority as compensation in the event of the requisition of the Vessel for tide or other compulsory acquisition of the Vessel by such governmental authority (otherwise than requisition for hire)

            (iv) the freight hire or other earnings of the Vessel shall be applied in accordance with the Loan Agreement

      10    (a)   EACH and every power and remedy conferred on the Mortgagee hereunder shall be cumulative and in addition to every other power and remedy now or hereafter existing at law in equity in admiralty or by statute. Each and every other power and remedy may be exercised from time to time and as often and in such order may be deemed expedient by the Mortgagee. The exercise or the beginning of the exercise of any power or remedy shall not be construed to be waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by the Mortgagee in the exercise of any right of power or in the pursuance of any remedy shall impair any such right power or remedy or be construed to be a waiver of any default on the part of the Shipowner or to be acquiescence therein

            (b) The Mortgagee may from time to time and at any time waive unconditionally or on such terms and conditions as may seem expedient any of the covenants conditions and obligations on the part of the Shipowner contained herein or any breach therefor by the Shipowner. Every such waiver or other indulgence granted to the Shipowner by the Mortgagee shall be deemed to have been made without prejudice to its rights and powers as Mortgagee of the Vessel hereunder or otherwise howsoever which shall at all times thereafter remain exercisable whenever the Mortgagee shall think fit and as if such waiver had not been made and shall not otherwise alter or affect me obligations of the Shipowner hereunder

      11 IT IS declared and agreed that the security created by this Mortgage shall be held by the Mortgagee as a continuing security for the repayment of the Loan and payment of interest thereon and of all other moneys expressed to be secured by this Mortgage and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the said debt and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now held or hereafter taken by the Mortgagee for all or any part of the moneys hereby secured or by any variation in the terms or termination of any such security

      12 THE MORTGAGEE shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretion vested in it hereunder in such manner upon such terms and conditions (including the power to sub-delegate) and such persons as the Mortgagee in its absolute discretion may think fit

      13 THE MORTGAGEE and every receiver attorney manager agent or other person appointed by the Mortgagee hereunder shall be entitled to be indemnified out of the security created hereby in respect of all claims costs liabilities obligations and expenses whatsoever incurred by any one or more of them in relation to or in connection with the Vessel and the execution of any powers authorities or discretion vested in any one or more of them hereunder

      14 THE SHIPOWNER hereby irrevocably appoints the Mortgagee and its attorneys as its true and lawful attorney with full power to act alone and with full power of substitution until the due discharge of this Mortgage in accordance with the laws of the Republic of the Marshall Islands for the purpose of doing in its name any and all acts whatsoever which the Shipowner itself could do in connection with the property hereby mortgaged including but without limitation:

            (a) doing all further acts required by the Mortgagee under clause 5 (e) (ii) hereunder including executing, sealing, delivering and registering all documents required thereunder

            (b)   applying for receiving and taking possession of the Vessel

            (c) making any transfer of the Vessel provided for herein including the execution, sealing, and delivery of any covenant assignment or other instrument of transfer or further document required to complete perfect or validate the same. The Shipowner hereby ratifies and confirms that its said attorneys shall lawfully do by virtue hereof PROVIDED THAT save in case of the aforesaid powers shall not be exercisable by or on behalf of the Mortgagee until an Event of Default has occurred but the exercise of such powers by the Mortgagee shall not put any person dealing with the Mortgagee upon any enquiry as to whether an Event of Default has occurred nor shall such person be in any way affected by notice to the contrary and exercise by the Mortgagee of this power in all circumstances shall be conclusive evidence of its right to exercise the same

      15    (a)   ALL demands, notices or other communications required to be given under this Mortgage shall be in writing and may be given or sent and delivered as follows:

                  - to the Shipowner, in person of the present President/Director of the Company, Mr George D Gourdornichaalis, Mr Ion Varouxakis and and

                        Mr. E Gourdormichalis c/o Free Ships SA, 93 Akti Miaouli, 18538 Piraeus, Greece

                  - to the Mortgagee, to Corner Banca SA, Via Canova 16, P.O. 2835, 6901 Lugano, Switzerland,,

                  or to such other address or addresses as the Shipowner may from time to time notify the Mortgagee in writing, (or as may be indicated from time to time in the Mortgagee's applicable "General Conditions") and shall be deemed to have been received by the Shipowner on the date of dispatch if sent by cable or telex and five (5) days after having been posted if sent by post

            (b) For service of legal process the Shipowner appoints the Process Agent or such other person or persons as the Shipowner may with the prior approval of the Mortgagee appoint in their place as its agent and agrees to consider any legal process or demand or notice being made or served on the said agent as binding upon the Shipowner

      16 A certificate submitted by the Mortgagee to the Public Registry Office of the Marshall Islands as to the amount due or to become due from the Shipowner to the Mortgagee under this Mortgage shall in the absence of manifest error be conclusive and binding on the Shipowner for all purposes

      17    (a)   The obligations on the part of the Shipowner contained herein shall bind the Shipowner and its successors and permitted assignees and the rights of the Mortgagee shall inure to the benefit of its successors and assigns whether so expressed or not

            (b) The Shipowner hereby undertakes to cooperate fully and to execute all such documents as are necessary for the purpose of ensuring that any assignee of the Mortgagee receives the full benefit of all the rights of the Mortgagee and the covenants of the Shipowner hereunder

      18 THE SHIPOWNER hereby agrees that any legal action or proceedings arising out of or in connection with this Mortgage may be brought in the courts of any state wherein the Vessel may for the time be found and hereby submits itself to each and every such jurisdiction. Such submission shall not limit the right of the Mortgagee to commence any proceeding whatsoever relating to or in connection with this Mortgage in whatsoever jurisdiction it shall deem fit

      19 ANY provision hereof prohibited by or unlawful or unforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without modifying the remaining provisions of this Mortgage. Where however the provisions of any such applicable law may be waived they are hereby waived by the Shipowner and the Mortgagee to the full extent permitted by law with the object that this Mortgage shall be deemed to be a valid binding agreement enforceable in accordance with its terms

      20 THIS Mortgage may be executed in any number of counterparts each of which shall be an original but such counterparts shall together constitute but one and the same instrument

      21 THE English text of this Mortgage is the authentic text and in the event of any differences arising on translation, recourse shall be held to the English text.

      22 THE provisions of this Mortgage and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Republic of the Marshall Islands.

      23    EXCHANGE RATE INDEMNITY

            23.01 ANY payment or payments made to or for the account of the
                  Mortgagee in connection with this Mortgage or any of the other Security Documents in a currency (the currency in which the relevant payment is made being hereinafter referred to as the "Relevant Currency") other than the currency in which such payment or payments should be made pursuant to the terms hereof (such currency being herein called the "Agreed Currency") pursuant to a judgment or other order of a court or tribunal of any jurisdiction or any enforcement proceedings in connection with this Mortgage or any of the other Security Documents shall only constitute a discharge to the Shipowner to the extent of the amount of the Agreed Currency which the Mortgagee is able at the most favorable rate reasonably available to it for the purchase of such Agreed Currency with the relevant Currency at or about 11 a.m., on the date or dates of receipt by the Mortgagee of such payments in the relevant Currency (or, in the case of any such date which is not an Exchange Business Day), to purchase in London or such other foreign exchange market as the Mortgagee may select with the amount or amounts of the Relevant Currency so received by the Mortgagee on such date or dates. If:

                  (i) the amount of the Agreed Currency which Mortgagee is so able to purchase at the rate aforesaid falls short of the amount of the Agreed Currency due under this Mortgage or any of the other Security Documents, or

                  (ii) any condition imposed in relation to the conversion of any amount paid in the Relevant Currency into the Agreed Currency including, without prejudice to the generality thereof, any condition imposed by any authority exercising powers under any applicable exchange control legislation reduces the amount in the Agreed Currency which the Mortgagee receives for the amount of such payment in the Relevant Currency below that amount which it would have received if such condition had not been imposed;

                  the Shipowner shall indemnify and hold the Mortgagee harmless against any loss damage costs and/or expenses arising as a result. For the purpose of this Clause, "Exchange Business Day" means a day on which the relevant office of the Mortgagee is open for business and on which the foreign exchange market in London or such other foreign exchange market as the Mortgagee may select is open for dealings between the Relevant Currency and the Agreed Currency.

            23.02 The above indemnity shall constitute a separate and
                  independent obligation from the other obligations contained in this Mortgage and/or any of the Security Documents, shall give rise to a separate and independent cause of action and shall apply irrespective of any indulgence granted by the Mortgagee from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due under this Mortgage and/or under any of the other Security Documents and/or under any such judgment or order.

      24    RECORDATION

      For the purposes of recording this First Mortgage as required under
      Section 302 of the Marshall Islands Maritime Act, 1990, as amended, the total amount is United States Dollars five million (US$ _5,000,000) and interest thereon and performance of mortgage covenants.

      The date of maturity shall be December 2008.

      -     The Discharge amount is the same of the total amount.

      25 IN THE EVENT that there is any conflict between the terms and conditions of the Loan Agreement and this Mortgage, the terms and conditions of the Loan Agreement shall prevail provided however, that this Mortgage shall be governed solely by Marshall Islands law.

      IN WITNESS WHEREOF Adventure Two S.A., Majuro, Marshall Islands, has caused this First Preferred Ship Mortgage to be executed by its duly authorised signatories on the day and year first above written.

            ADVENTURE TWO S.A.

            ____________________________
            George D. Gourdomichalis
            (Director)

            ____________________________
            Ion Varouxakis
            (Director)

                           ACKNOWLEDGEMENT OF MORTGAGE

REPUBLIC OF GREECE                                 )
                                                   }
                                                   )ss:
                                                   )
CITY OF PIRAEUS                                    )

On this __ day of _______ 2004 before me personally appeared ___ and ________ _________ to me known who being by me duly sworn did depose and say that they reside at ___________________________________________________________________
_________ that they are directors of ADVENTURE TWO S.A. the corporation described in and which executed the foregoing instrument; and that each signed his name thereto by order of the Board of Directors of said Corporation.

______________________________
Special Agent

                                   EXHIBIT 2

                              Notice of Assignment
                              Loss Payable Clause

                              NOTICE OF ASSIGNMENT

   (for attachment by way of endorsement to every note, contract and policy)

                                m/v FREE DESTINY

Take notice that we Adventure Two SA, a company having its registered office at Majuro, Marshall Islands, a corporation incorporated under the law of Republic of the Marshall Islands on February 5, 2004, hereinafter called the Owner of the above mentioned vessel, have assigned to the Bank Corner Banca SA a banking corporation incorporated and existing under the laws of Switzerland, acting through its office at Via Canova 16, 6900 Lugano, Switzerland by an ASSIGNMENT AGREEMENT bearing the even date herewith entered into between ourselves and the said Bank, all insurances in respect of the vessel on the above and all moneys to become payable hereunder or in respect thereof.

Piraeus,

                                                   BY WAY OF ENDORSEMENT

                                                   For and on behalf of

                                                   ____________________________

                                                   ADVENTURE TWO SA

                               LOSS PAYABLE CLAUSE

The present insurance policy is binding in all effects in favour of Corner Banca SA. of Via Canova 16, 6900 Lugano (Switzerland), hereinafter " the Bank ", with assigned guarantees over the entirety of m/v. " FREE DESTINY " flying under the Flag and Laws of The Republic of Marshall Islands together with the engines, boats, masts, tackle and other appurtenances to her belonging.

And the Underwriters are obliged to:

a) not to liquidate any damage without the presence and with the consent of " the Bank ";

b) notify to " the Bank " immediately and by registered letter, the eventual missing payment of the insurance premium and to consider the insurance policy in force for 15 (fifteen) days from the day the above registered letter has been received by " the Bank " and " the Bank " is allowed but not obliged to pay the insurance premium;

c) not to make any alterations to the present policy without previous consent of " the Bank " and to advise the same of any events or circumstances that may compromise the validity of the insurance policy.

Dated,

The Underwriters                                  ADVENTURE TWO SA

                                               ______________________

                                    EXIBIT 3

                               Personal Guarantee

                             Date:_________________

                                  as Guarantor

                                     -and-

                                 Corner Banca SA
                                     as Bank

                         PERSONAL GUARANTEE
                         for a secured Loan Facility
                         of up to U.S.$ 5'000'000.--made to
                         ADVENTURE TWO S.A.

THIS GUARANTEE IS MADE IN PIRAEUS on this_______________________day of May 2004.

BY :________________________(hereinafter referred to as "the Guarantor").

IN FAVOUR OF : Corner Banca S.A. a company duly incorporated under the laws of Switzerland, having its registered office at via Canova 16, 6900 Lugano (CH) (hereinafter referred to as " the Bank").

WHEREAS

A) Under and pursuant to the terms of a loan agreement dated_____may 2004 (the "Loan agreement") the Bank has agreed to advance to ADVENTURE TWO S.A. of Majuro, Marshall Islands (hereinafter called "the Debtor") the amount of U.S. Dollars five millions (U.S. $ 5'000'000.--) for the purpose therein stated.

B) The execution and delivery of this Guarantee is one of the conditions precedent to the Bank making or continuing the facilities to the Debtor.

NOW, therefore, the Guarantor hereby guarantees to the Bank, unreservedly and irrevocably, the fulfillment of the Debtor's obligations, towards the Bank, whether present or future, resulting from the Loan Agreement, where from result or may result debts of the Debtor to the Bank, and that, consequently, by virtue of the present Guarantee the Guarantor undertakes directly toward the Bank to pay off the obligations of the Debtor in full, when same become due, and conditional debts irrespective of their amount, based either of explicit provisions of the Loan Agreement, or any normal or irregular development of the Loan Agreement, as soon as such debts are due or shall become due, and payment thereof shall be demanded by the Bank, together with the interest on such debts (contractual or legal or in arreas) and any ancillary debt of the Debtor, as well as any other costs and expenses, paid or incurred by the Bank in connection with the debt itself and the present Guarantee.

The Guarantee provided herein is governed by the following explicitly stipulated terms:

1. The Guarantor is hereunder responsible as principal Debtor, jointly and in toto with the Debtor and any other guarantor/s and is consequently deprived of the right which he may have to compel the Bank to proceed with the enforcement of the claims of the Bank against the Debtor, prior to the Bank 's enforcement of this Guarantee against the Guarantor, and the Guarantor hereby expressly waives the exception of previous action (privilegium excussionis). The Guarantor is not to raise against the Bank the non-personal objection of the Debtor. Likewise, the Guarantor is not entitled to lodge against the Bank any counter-claims of the Debtor against the Bank, or any claims of his own (the Guarantor's). The Guarantor shall be liable under this Guarantee even in case of invalidation or defectiveness of any of the obligations of the Debtor under the Loan Agreement or in case of invalidation of the Loan Agreement, as if same were fully valid and enforceable.

2. The duration of the Guarantee is indefinite and the guarantor's liability is terminated only when full payment of the Debtor's obligations towards the Bank under the Loan Agreement has been effected. The Bank is entitled to moderate at its discretion the Loan Agreement entered into by the Bank and the Debtor or to extend the time of fulfillment of the Debtor's obligations, or shorten such time, or to review in whole or in part, the Loan Agreement with the Debtor. The Bank will also be entitled to exchange other securities or guarantees granted to the Bank by the Debtor, or guarantees granted to the Bank by other Guarantors, return such guarantees, or waive such guarantees, or refrain from pursuing the Bank's claims there from, or provide time limits or other facilities at the Bank's absolute discretion. The Bank may perform any or all of these acts without any notice to, or any consent of, the Guarantor, and without thereby effecting in the least the liability of the Guarantor deriving from the present Guarantee with the Bank. Consequently, the Guarantor waives all its rights, in general, to invoke the above acts of the Bank in order to absolve itself and, more specifically, waives all his rights under Articles 862, 863, 866,867 of the Greek Civil Code.

3. The Guarantor shall be totally responsible together with other Guarantors (if any) who have already guarantee after the date of execution of this Guarantee, the fulfillment of the Debtor's obligations towards the Bank under the Guarantee.

4. Any delay or omission of the Bank to pursue its rights against the Guarantor under this agreement shall not operate as a waiver by the Bank of such rights, nor will the isolated or partial performance of such rights excluded the further performance thereof or the performance of other rights. The Bank's waiver must be evidence in writing and shall apply only on the specific rights or on the specific case defined in such written waiver.

5. The present Guarantee shall bind the Guarantor, its assignees, and its general or special successors, and it shall act in favour of the Bank, its assignees and its general and special successors.

6. The Bank shall be entitled to withhold its debts to the Guarantor, irrespective of the cause from which they originate in payment of the Bank's overdue claims against the Guarantor under this agreement.

7. NOTICES

All notices and other communication upon either party hereto shall be deemed duly served on the day they are delivered (in case of a letter) or received (in the case of telex or cable) if that is a working day in the place of delivery or receipt or, if not, on the first working day thereafter in such place, provided that they are addressed as follows:

Guarantor: ___________

Bank: Corner Banca SA- Via Canova 16 - 6900 Lugano - Switzerland

Or at such other address as the respective party may have notified the other in writing for this purpose.

8. LAW AND JURISDICTION

This Guarantee shall be governed by and constructed in accordance with Greek law under the jurisdiction of the Court of Piraeus.

Signed by

                    ________________________

                                    EXIBIT 4

                         Deed of Assignment of Credits

DEED OF ASSIGNMENT OF CREDITS

The undersigned

ADVENTURE TWO S.A.

(hereinafter referred to as the Assignor) hereby irrevocably assigns to Corner Bank Ltd. (hereinafter referred to as the Bank), by way of guarantee of all the obligations, direct and indirect, which the Assignor has undertaken or may undertake towards the Bank, for any reason or cause whatsoever (such as, for example, advances in current account, discounting of commercial paper, fidejussions, interest, commissions, purchase and sale of securities, charges, etc., without exclusion or exception, with express mention that the guarantee provided for as above shall also be extended to obligations which may already be otherwise guaranteed), the credits specified apart, according to the separate lists, together with all the rights which support them and with the relative accrued and accruing interest.

The Assignor hereby represents that these credits are juridically legitimate and undertakes every guarantee relative to the amount and to the collectability thereof.

For the afore-said irrevocable assignment of credits, the Bank shall be entitled to make claim upon such credits, to collect principal and interest upon maturity, grant deferments, as well as to proceed with any formality and take suitable measures to safeguard such credits, without the exercising of such rights involving any liability whatsoever for the Bank.

The Assignor hereby undertakes to provide the Bank, upon request thereof, with other guarantees in the event the margin of coverage, at the sole discretion of the Bank, be insufficient, or if, on account of other reasons, the collection of the assigned credits should be compromised; should any of these circumstances arise, the Assignor hereby undertakes to inform the Bank.

The Assignor hereby undertakes to notify the relative debtors, by registered mail, of the irrevocable assignment of their credits in favour of the Bank, to provide the Bank with proof of such notification and to pay to the Bank any and every sum which may be paid to the Assignor against the credits assigned hereunder.

The Assignor hereby also authorizes the Bank to notify the relative debtors of the irrevocable assignment of their credits, warning them to pay their debt(s) solely into the hands of the Bank, and to receive partial or total payments from the debtors, issuing valid receipt and giving credit thereof to the customer.

The Assignor shall immediately inform the Bank, by registered mail, of any change of address from the current one, in the absence of which the Bank shall deem valid and operative all communications and notifications sent to the old address, even if they fail to arrive.

The Assignor shall bear all the costs arising out of the registration of this Deed as well as any other accessory or consequent expense.

The Assignor acknowledges that all his relations with the Bank shall be subject to Swiss law. He furthermore hereby acknowledges that the place of fulfilment, the jurisdiction for enforcement and bankruptcy (if he his domiciled abroad), as well as the exclusive jurisdiction for all proceedings shall be the place of residence of the headquarters, of the branch or of the agency of the Bank dealing with him, that is to say

Nonetheless he also hereby authorizes the Bank to take legal action before the court of his domicile or before any other court whatsoever competent by jurisdiction.

/s/ George D. Gourdomichalis
----------------------------
George D. Gourdomichalis


/s/ Ion G. Varouxakis
----------------------------
Ion G. Varouxakis

                                    EXIBIT 5

                                 Deed of Pledge

1.    The undersigned

ADVENTURE TWO S.A.

domiciled at

(hereinafter referred to as the "Pledger") hereby pledges, pursuant to articles 884 et seq. of the Swiss Civil Code, in favour of

                                Corner Bank Ltd.

(hereinafter referred to as the "Bank"), as specified in article 2 hereof, as guarantee of the Bank's credits vis-a-vis himself and vis-a-vis

      (hereinafter referred to as the "Guaranted Debtor") all the assets credited at present or in the future to his account(s) opened with the Bank and all the accounts which the Bank may open in the name of the Pledger in order to secure payment of any and all amounts the Pledger and/or the Guaranted Debtor, in whose favour this pledge has been constituted, may from time to time owe to the Bank, for whatever reason, including any credit the Bank may extend to the Pledger and/or to the Guaranted Debtor by means of overdrafts, loans, advances, guarantees, suretyships, bills backing or similar instruments, forward foreign exchange contracts, even after novation. Further, the Pledger pledges to the Bank all his securities of whatever nature, all securities not represented by a certificate (especially marketable securities with deferred printing of the certificates), domestic and foreign bank notes, precious metals, values and accounts of any other nature, as well as earnings that have matured or to mature from such instruments and the related rights attached (in particular interests, dividends, subscription rights, bonuses) issued or to be acquired, in order to guarantee without restrictions all the obligations of the Pledger and/or the Guaranted Debtor vis-a-vis the Bank.

2. The aforesaid pledges shall guarantee all the Bank's credits, direct and indirect, present and future, vis-a-vis the Pledger and/or the Guaranted Debtor on whose behalf the pledge is provided, arising in any way or for any reason whatsoever, such as, for example, overdraft facilities, discounting of commercial paper, guarantees and surety-ships issued or caused to be issued in his own interests or in the interests of third parties, purchase and sale of securities, currency exchange operations, documentary credits, interest, expenses and commissions etc., with no exclusions or exceptions whatsoever, with express agree-ment that the guarantee offered by the pledge shall also extend to any commitments that may already be otherwise guaranteed. The registered office and the branches of the Bank shall form a one and only corporate body; therefore pledges provided to the registered office or to a branch shall also guarantee credits vis-a-vis the registered office and all the branches.

3. The Pledger commits himself to handle all tasks concerning the administration of the pledged asset(s) and to take all necessary steps to preserve and increase its value (as: notices, monitoring of drawings, amorti-sations, payment of premiums). The Bank may, not compulsorily, take care of these duties at the risk and expenses of the Pledger.

4.    The Bank retains all securities, statements and documents

      Pledger. The Pledger gives his explicit consent to the Bank to deposit all the pledged rights and assets with a third depository without affecting the rights of the Bank as lienor. The deposits and sub-deposits shall always be made at the risk and expenses of the Pledger.

5. For the pledge of registered secunties, the Pledger commits to sign every declaration or power of attorney allowing the transfer of these securities as a guarantee in the company's registers.

6. The Bank may, without commitment, exercise the rights belonging to the Pledge owner against the debtors of the pledged assets and against any third party. The Bank may represent the pledged securities at general meetings, denounce and collect the credits and securities and, with respect to the credits secured by a mortgage, exercise all the rights belonging to the mortgagee. The Bank is hereby authorised by the Pledger to address, also in the name of the Pledger, to the debtors of the pledged securities any notification of the right of pledge that may be necessary or which the Bank deems suitable.

7. The Pledger hereby certifies that he is the sole owner of the pledged securities, that these securities are free of any bond, that they are freely negotiable and that the transfer of ownership is not subject to a consent or any prior authorisation.

8. If the Bank is of the unquestionable opinion that a reduction of the value of the pledged assets has occurred or appears to be impending, or if the Bank, for any reason, were to judge that the guarantees arc insufficient or not covering its credits to the debtor any longer, the Pledger commits himself, at any time and at the discretion of the Bank, either to provide new guarantees suitable to the Bank or to repay the amount that the Bank may claim.

9. If the Guaranted Debtor and/or the Pledger fail to fulfil the obligations undertaken vis-a-vis the Bank, or, if requested, to make partial or total repayment of a debt that has or has not yet matured (the balances of current accounts arc considered expired at any time) or to close the transaction guaranteed by the pledge, the Bank may, with notice to be sent by registered letter to the address of the Pledger and without any other formality whatsoever, realize - even by private dealings - all or a part of whatsoever has been pledged as specified in article 1 hereof. The Pledger hereby undertakes to fulfil without delay, at the Bank's request, all the formalities that may be necessary for the transfer of the pledge.

10. If the Bank considers it preferable to enforce the pledge, it may, at its discretion, proceed by way of realisation of the pledge or by way of ordinary enforcement thereof.

11. Upon maturity of the credit, the Bank is not bound to comply solely with the pledged rights. The Bank is entitled to take any judicial measure to collect its credit, and the Bank shall decide, at its discretion, whether to enforce the Pledge or chose a different form of enforcement. The amendment or the contingent novation of the agreements, being at the origin of the Bank's credit, will not alter nor affect the rights of the Bank deriving from this Pledge. These rights remain guaranteed even if the Bank agrees to a deferral in the payment, a release of the guarantees, a discharge to the guarantors or if the Bank were to come to whatever other agreement with its principal debtor.

12. In case of a plurality of pledges exceeding the guaranteed credit owed to the Bank, the Bank is entitled to decide which pledged assets are to be collected or realised first to satisfy its claims.

14. All expenses incurred now or in the future by the Bank resulting from this Deed of Pledge will be borne by the Pledger, including the fees incurred by the Bank as a result of judicial or extrajudicial proceedings relating to the pledge or in view of the preservation or the realisation of the pledged rights. The Pledger irrevocably authorises the Bank to debit him with such costs.

15. In case of bankruptcy, death, edict, inventory, judgement, composition, etc., of the debtor or against other joint obligors under the terms of the Pledge, the Bank shall not be bound to fulfill the requisite formalities to safeguard its credits such as notifications, actions, contradictions, etc. The Pledger however, commits himself to provide for the safeguard of his own rights and the Bank's rights. The Pledger shall in no case avail himself of any claim or any action in the absence of measures such as notifications, actions, contradictions, etc.

16. This Deed of Pledge shall be recognized as equal to assignment pursuant to article 901 of the Swiss Civil Code.

17. The Pledger shall inform the Bank, by registered letter, of every change of his address; if he fails to do so all communications and notifications sent to the old address, even if he fails to receive them, shall be considered valid and binding for him.

18. The Pledger acknowledges that all his relations with the Bank shall be subject to Swiss law. He furthermore hereby acknowledges that the place of fulfilment, the jurisdiction for enforcement and bankruptcy (if he is domiciled abroad), as well as the exclusive jurisdiction for all proceedings shall be the place of residence of the registered office, of the branch or of the agency of the Bank which has a relationship with the Pledger, that is to say:

      Nonetheless he also hereby authorises the Bank to take legal action before the court of his domicile or before any other competent court.

19 Any matter not expressly foreseen by this deed shall be governed by the general conditions of the Bank. Each signatory declares receipt of a copy of the general conditions and confirms acceptance thereof.

Firma / Signature   /s/ Ion Varouxakis  /s/ George D. Gourdomichalis
                    -------------------------------------------------

                        REPUBLIC OF THE MARSHALL ISLANDS
                                MARITIME OFFICE

I HEREBY CERTIFY THAT THE WITHIN IS A TRUE COPY OF THE INSTRUMENT RECEIVED FOR RECORD AND RECORDED IN THIS OFFICE IN BOOK PH15 AT PAGE 332 ON 04 AUGUST 2004 AT 01:31 PM. EET VESSEL NAME FREE DESTINY OFFICIAL NUMBER 2077

                                        GIVEN UNDER MY HAND AND SEAL THIS 04th
                                        DAY OF AUGUST, 2004

                                        /s/ J.E. GIANNOPOULOS
                                        ----------------------------------------
                                        J.E. GIANNOPOULOS
                                        DEPUTY COMMISSIONER OF MARITIME AFFAIRS
                                         OF THE REPUBLIC OF THE MARSHALL ISLANDS

[SEAL]